UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

   CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

                  Investment Company Act file number 811-21504
                                                     ---------

                  Advent/Claymore Enhanced Growth & Income Fund
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               (Exact name of registrant as specified in charter)


                 1065 Avenue of the Americas, New York, NY 10018
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               (Address of principal executive offices) (Zip code)

                             Robert White, Treasurer
                 1065 Avenue of the Americas, New York, NY 10018
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                     (Name and address of agent for service)

       Registrant's telephone number, including area code: (212) 479-0675
                                                           --------------

                       Date of fiscal year end: October 31
                                                ----------

                   Date of reporting period: October 31, 2008
                                             ----------------

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1.  REPORTS TO STOCKHOLDERS.

The registrant's annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 is as follows:

            Annual         Advent/Claymore Enhanced
            Report         Growth & Income Fund      | LCM

October 31, 2008

photo: bridge in mountains

artwork: advent capital management

artwork: claymore (sm)
www.claymore.com/lcm

.... your bridge to the LATEST,

most up-to-date INFORMATION about the

Advent/Claymore Enhanced Growth & Income Fund


    GRAPHIC:  LCM LISTED NYSE (R)
    GRAPHIC:  Advent/Claymore Enhanced Growth & Income Fund

photo: bridge in mountains

graphic: Advent Capital Management

graphic: Claymore(sm)

There can be no assurance that the Fund will achieve its investment objective. The value of the Fund will fluctuate with the value of the underlying securities. Historically, closed end funds often trade at a discount to their net asset value.

            NOT FDIC-INSURED    NOT BANK-GUARANTEED    MAY LOSE VALUE



The shareholder report you are reading right now is just the beginning of the story. Online at WWW.CLAYMORE.COM/AGC, you will find:


The shareholder report you are reading right now is just the beginning of the story. Online at www.claymore.com/lcm, you will find:

o Daily, weekly and monthly data on share prices, net asset values, distributions, and more

o  Portfolio overviews and performance analyses

o  Announcements, press releases and special notices

o  Fund and adviser contact information

Advent Capital Management and Claymore are continually updating and expanding shareholder information services on the Fund's website, in an ongoing effort to provide you with the most current information about how your Fund's assets are managed, and the results of our efforts. It is just one more small way we are working to keep you better informed about your investment in the Fund.

2 | Annual Report | October 31, 2008

LCM | Advent/Claymore Enhanced Growth & Income Fund
Dear Shareholder|

photo: Tracy V. Maitland
President and Chief Executive Officer

We thank you for your investment in the Advent/Claymore Enhanced Growth & Income Fund (the "Fund").This report covers the Fund's performance for the fiscal year ended October 31, 2008.

The Fund's primary investment objective is to seek current income and current gains from trading in securities, with a secondary objective of long term capital appreciation. Under normal market conditions, the Fund invests at least 70% of its managed assets in a diversified portfolio of equity securities and convertible securities of U.S. and non-U.S. issuers and up to 30% of managed assets in non-convertible high-yield securities.Additionally, the Fund intends to engage in an option strategy of writing (selling) covered call options on at least 50% of the securities held in the portfolio of the Fund, thus generating option writing premiums.We seek international investment opportunities in each asset class, with an emphasis on large multinational companies.Appreciation potential is provided by investments in convertibles and common stock, while the allocation to high-yield securities is primarily a source of income. The balance between convertible securities, equities and high-yield securities and the degree to which the Fund engages in a covered call strategy will vary from time to time based on security valuations, interest rates, equity market volatility and other economic and market factors.This flexibility to move among the three asset classes is quite beneficial to the Fund's ability to balance return and risk.

All Fund returns cited--whether based on net asset value ("NAV") or market price--assume the reinvestment of all distributions. For the 12-month period ending October 31, 2008, the Fund provided a total return based on market price of -42.88% and a return of -40.37% based on NAV.As of October 31, 2008, the Fund's market price of $8.97 represented a discount of 17.78% to NAV of $10.91. A year earlier, at October 31, 2007, the Fund's closing market price was $17.46 and NAV was $20.09.

The Fund paid quarterly dividends of $0.40 per share beginning with its initial dividend in May 2005 through the dividend paid in August 2008. In October 2008, we announced that the next quarterly dividend, to be paid in November 2008, would be $0.35 per share, reflecting a reduction of $0.05 per share from the Fund's most recent quarterly dividend. On December 1, 2008, the Fund announced a further reduction its next quarterly dividend, to be paid in February 2009, which would be $0.264 per share, reflecting a reduction of $0.086 per share from the Fund's most recent quarterly dividend.The Fund's dividend was reduced in an effort to provide a greater balance between the Fund's primary investment objective to seek current income and current gains from trading securities and its secondary investment objective of long-term capital appreciation along with seeking to enhance the Fund's earning power over time.We believe that maintaining and potentially growing the Fund's net asset value will benefit the Fund's shareholders over time.There is no guarantee of any future distributions or that the current returns and distribution rate will be maintained.

We encourage shareholders to consider the opportunity to reinvest their distributions from the Fund through the Dividend Reinvestment Plan ("DRIP"), which is described in detail on page 29 of this report.When shares trade at a discount to NAV, the DRIP takes advantage of the discount by reinvesting the quarterly dividend distribution in common shares of the Fund

Annual Report | October 31, 2008 | 3

LCM | Advent/Claymore Enhanced Growth & Income Fund | Dear Shareholder continued

purchased in the market at a price less than NAV. Conversely, when the market price of the Fund's common shares is at a premium above NAV, the DRIP reinvests participants' dividends in newly-issued common shares at NAV, subject to an IRS limitation that the purchase price cannot be more than 5% below the market price per share.The DRIP provides a cost-effective means to accumulate additional shares and enjoy the benefits of compounding returns over time.The DRIP plan effectively provides an income averaging technique, which causes shareholders to accumulate a larger number of Fund shares when the market price is depressed than when the price is higher.

The Fund is managed by a team of experienced and seasoned professionals led by myself in my capacity as Chief Investment Officer (as well as President and Founder) of Advent Capital Management, LLC.We encourage you to read the following Questions & Answers section, which provides more information about the factors that impacted the Fund's performance during the past fiscal year.

We thank you for your investment in the Fund and we are honored that you have chosen the Advent/Claymore Enhanced Growth & Income Fund as part of your investment portfolio. For the most up-to-date information on your investment, please visit the Fund's website at www.claymore.com/lcm.

Sincerely,

/s/ Tracy V. Maitland

Tracy V. Maitland
President and Chief Executive Officer of the Advent/Claymore Enhanced Growth & Income Fund

December 2, 2008

4 | Annual Report | October 31, 2008

LCM | Advent/Claymore Enhanced Growth & Income Fund
Questions & Answers|

Advent/Claymore Enhanced Growth & Income Fund (the "Fund") is managed by a team of seasoned professionals at Advent Capital Management, LLC, ("Advent") led by Tracy V. Maitland,Advent's President and Chief Investment Officer. In the following interview, the management team discusses the equity, convertible securities and high-yield markets and the performance of the Fund during the Fund's fiscal year ended October 31, 2008.

--------------------------------------------------------------------------------
Will you remind us of this Fund's objectives and how you seek to achieve them? The Fund's primary investment objective is to provide current income and current gains from trading in securities, with a secondary objective of long-term capital appreciation. Under normal market conditions, the Fund invests at least 70% of managed assets in a diversified portfolio of equity securities and convertible securities of U.S. and non-U.S. issuers and up to
30% of its managed assets in non-convertible high yield securities. Additionally, the Fund intends to engage in an option strategy of writing (selling) covered call options on at least 50% of the securities held in the portfolio of the Fund, thus generating option writing premiums.We seek international investment opportunities in each asset class, with an emphasis on large multinational companies.Appreciation potential is provided by investments in convertibles and common stock, while the allocation to high-yield securities has primarily been a source of income.
--------------------------------------------------------------------------------

Please tell us about the economic and market environment over the last 12 months.
In the mid-year report for this Fund, we described the six-month period ended April 30, 2008, as a time of economic uncertainty and turmoil in capital markets. Since that time, there has been pronounced deterioration in the economy and in equity and debt markets throughout the world.

The U.S. economy, as measured by real gross domestic product, contracted in the third quarter of 2008, and many economists are now predicting several quarters of negative real growth. Unemployment has risen sharply; consumer spending has dropped; and business investment has weakened as even those firms in healthy financial condition have become reluctant to expand in an environment of heightened uncertainty and tighter credit.

The present crisis originated with the end of a housing boom fueled by excessively easy credit.As the prices of houses fell below mortgage balances, losses on mortgage-based securities mounted, eroding the capital of financial institutions and initiating a vicious cycle of deleveraging.The process began in late 2007 as a correction in the sub-prime mortgage market, but it has intensified markedly, with profound implications for the entire U.S. economy and related effects on global markets and economies. In fact, many foreign economies, especially those that depend on exports for growth, have weakened more than the U.S. economy.

Credit markets have become so intolerant of risk that they are essentially frozen. In an attempt to alleviate the financial crisis, the U.S. government has taken unprecedented actions, including instituting temporary insurance on money market funds, expanding access by financial institutions to the Federal Reserve Board (the "Fed"), and investing directly in some financial institutions. Some large financial firms have been allowed to fail, while others were rescued, and takeovers of troubled financial firms have been arranged. Other central banks have also taken robust action to support banking systems and stimulate economic growth.

In this very tough environment, markets have been extremely volatile, and essentially all asset classes had negative returns.The Standard & Poor's 500 Index(1), which is generally regarded as a good indicator of the broad stock market, returned -36.10% for the 12-month period ended October 31, 2008.World equity markets performed even worse: the MSCI World Index(2), which measures performance of world equity markets, returned -41.51%, during the same time period.Among markets in developed economies, Japan was particularly weak; the Nikkei 225 Index(3), the major index used for measuring performance of stocks on the Tokyo Stock Exchange, had a negative return of -47.91% . European markets were also quite weak; return of the FTSE EuroTop 100(4) returned -37.34%.

Convertible securities, which in the past have been less volatile than straight equities, performed almost as badly: return of the Merrill Lynch All U.S. Convertibles Index(5) was -35.42% for the 12-month period ended October 31, 2008.A major reason for this was selling by hedge funds, which had invested in convertibles while shorting the underlying common stocks. Unable to get the financing they had used in the past, hedge funds had to


--------

1 Standard and Poor's 500 Index is a capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

2 MSCI World Index is a free float-adjusted market capitalization index that measures global developed market equity performance of the developed market country indices of Europe,Australasia,the Far East,the U.S.and Canada.

3  The Nikkei 225 Index is a stock market index for the Tokyo Stock Exchange
   (TSE).It has been calculated daily by the Nihon Keizai Shimbun (Nikkei) newspaper since 1971.It is a price-weighted average (the unit is Japanese yen), and the components are reviewed once a year.Currently,the Nikkei is used as the major indicator for the Japanese economy,similar to the Dow Jones Industrial Average.

4 FTSE EuroTop 100 is a modified capitalization-weighted index of the most actively traded and highly capitalized stocks in the pan-European markets.The components are determined by those stocks with the highest market capitalization in each country.It has a base date of December 29,1989 with a base value of 1000.

5 The Merrill Lynch All U.S.Convertibles Index (VXA0) is comprised of approximately 500 issues of convertible bonds and preferred stock of all qualities.

Annual Report | October 31, 2008 | 5

LCM | Advent/Claymore Enhanced Growth & Income Fund | Questions & Answers continued

sell convertibles into a market with little demand, and prices dropped precipitously.

In the bond market, we have seen unprecedented spreads between yields of corporate bonds and U.S.Treasury securities, which are considered not to carry credit risk. In this disastrous market, the only bonds with positive returns were those with little or no credit risk: the Lehman 10-20 Year U.S.Treasury Index(6) returned 4.13% .The Lehman Brothers Aggregate Bond Index(7), which measures return of the U.S. bond market as a whole, returned 0.30%, but the return of the Merrill Lynch High Yield Master II Index(8), which measures performance of the high-yield bond market, was -25.40% for the 12-month period ended October 31, 2008.

--------------------------------------------------------------------------------
How did the Fund perform in this environment?
All Fund returns cited--whether based on net asset value ("NAV") or market price--assume the reinvestment of all distributions. For the 12-month period ending October 31, 2008, the Fund provided a total return based on market price of -42.88% and a return of -40.37% based on NAV.As of October 31, 2008, the Fund's market price of $8.97 represented a discount of 17.78% to NAV of $10.91. A year earlier, at October 31, 2007, the Fund's closing market price was $17.46 and NAV was $20.09.

The market value of the Fund's shares fluctuates from time to time, and it may be higher or lower than the Fund's NAV.The current discount to NAV may provide an opportunity for suitable investors to purchase shares of the Fund below the market value of the securities in the underlying portfolio.We believe that, over the long term, the progress of the NAV will be reflected in the market price return to shareholders.
--------------------------------------------------------------------------------

How did you allocate the Fund among asset classes over the last year?
The Fund was designed to be diversified among asset classes but to also have the flexibility to reallocate assets as necessary. Investments are allocated globally among stocks, convertible securities and high-yield bonds.At the beginning of the fiscal year, the Fund's equity exposure represented approximately 62.7% of total investments; convertible securities represented 20.4%; non-convertible corporate high-yield bonds represented 13.5%; and other assets represented 3.4% of total investments. Over this period we have reduced the exposure to equities, which stood at 29.0% at October 31, 2008, and increased the Fund's position in convertible securities.

As of the end of the fiscal year, convertible securities represented 52.8% of the portfolio, compared with 20.4% a year earlier.At mid-year, approximately half of our convertible allocation was in convertible preferred stocks, but we have shifted the emphasis to convertible bonds, which we currently find more attractive.With current market prices, it is possible for the convertible bonds of companies with sound financials to provide yields near 20%, a conversion feature to equity should markets rebound, and the right to put the security back to the issuer within two years. In this market, convertible bonds are more desirable compared to convertible preferred stock because bonds are more senior in the company's capital structure.They have a true bond floor and thus less downside should the common equity continue to fall, but still some upside participation if the equity market improves.We are finding some high quality convertible bonds with very modest premiums for the conversion feature. If the market fails to rebound, many of the bonds we have purchased recently should provide a total return of 10-15%. If the underlying stock moves higher, as we hope it will, the conversion feature provides upside participation. If the market moves even lower, the put feature allows us to sell the security back to the issuer. Low conversion premiums on convertible bonds have also provided the opportunity to write covered call options on these bonds, further increasing the potential income.Also, we have written options more heavily on the common stocks in the portfolio.

Rigorous credit research is especially important in the selection of high-yield bonds for this Fund, and Advent's proprietary credit research emphasizes cash flow and balance sheets.We focus on the higher-quality segment of the high-yield bond market, avoiding those bonds that we feel are more likely to default.

Approximately 26.9% of the portfolio is in securities of companies headquartered outside the U.S., down from 43.9% a year earlier.We have reduced the position in foreign securities because we believe that there is greater risk in foreign securities than in the U.S. securities.We continue to keep most of the foreign exposure in established markets such as Europe and Japan.We are gaining exposure to emerging markets mainly by owning securities of companies in developed markets that also do business in emerging markets where there is the potential for rapid growth.

6 The Lehman 10-20 Year U.S.Treasury Index is comprised of securities in the Treasury Index (i.e.,public obligations of the U.S.Treasury) with a maturity from 10 up to (but not including) 20 years.

7 The Lehman Brothers Aggregate Bond Index covers the U.S.dollar-denominated, investment-grade, fixed rate, taxable bond market of SEC-registered securities. The Index includes bonds from the Treasury, government-related, corporate, mortgage-backed securities (agency fixed-rate and hybrid ARM passthroughs), asset-backed securities and collateralized mortgage-backed securities sectors. U.S.Agency Hybrid Adjustable Rate Mortgage (ARM) securities were added to the U.S.Aggregate Index on April 1,2007 but are not eligible for the Global Aggregate Index.

8 The Merrill Lynch High Yield Master II Index is a commonly used benchmark index for high yield corporate bonds.It is a measure of the broad high yield market.

   These indices are unmanaged and it is not possible to invest directly in any index.

6 | Annual Report | October 31, 2008

LCM | Advent/Claymore Enhanced Growth & Income Fund | Questions & Answers continued

--------------------------------------------------------------------------------
Which investment decisions contributed to the Fund's performance?
Over this period, it is very hard to find any securities with positive returns. One equity position that performed reasonably well was Lorillard, Inc. (2.1% of long-term investments), a tobacco company that was spun off by Loews
Corporation during 2008. As a spinoff, the stock was misunderstood by investors, allowing the Fund to enter this cash rich, highly cash flow positive company at inexpensive prices, which rose as the company raised its profile on Wall Street and announced a large quarterly divi-dend.The current dividend yield is over 6%, and we have been able to generate additional income by writing covered call options on the stock.

Also relatively strong was a position Chaoda Modern Agriculture Holding Ltd. (2.0% of long-term investments), a Chinese farming company. Early in the fiscal year, the Fund previously held Chaoda stock on the basis of the company's rapid growth and expanding margins.A few months ago, seeing a better risk/reward profile, we sold some of the stock and invested instead in Chaoda convertible bonds, which have moved up significantly.

In an environment with negative returns from almost all asset classes, the writing of covered call options was the major positive contributor.The Fund's intends to engage in an option strategy of writing (selling) covered call options on at least 50% of the securities held in the portfolio.As of October 31, 2008, we have options written against approximately 72% of the total securities in the Fund, and on 90% of the Fund's equity positions. In this extremely volatile market, option writing has been very profitable. In fact, we have achieved high returns on nearly every option written, since falling prices of securities meant the Fund kept the call premiums while the options expired or were repurchased at lower premium levels.

In the past, we managed our covered call overlay primarily to help us meet distribution goals and, to a lesser extent, to help maintain the Fund's NAV, but recent economic conditions have impacted the effectiveness of this strategy. However, it should also be considered that option premiums, dividends, interest and capital appreciation are all part of the total return. Most of our covered call writing centers on our U.S. equity and convertible exposure, given that the U.S. has a broad and deep options market, while many international companies that we find attractive do not have options.

callout:

What is a covered call?

A call is an option (or contract) that gives its holder the right, but not the obligation, to buy shares of the underlying security at a specified price on or before a pre-determined expiration date.After this predetermined date, the option and its corresponding rights expire.A covered call is when the seller of the call option also owns the security on which the call is written. Covered call strategies are generally used as a hedge--to limit losses by obtaining premium income from the sale of calls, while still maintaining upside potential.

end callout

Although we have the ability to write calls on the entire portfolio, covered calls are generally written on no more than 60--65% of the total portfolio.We usually write calls on just a portion of a position so that if the price of the security rises substantially and the call is exercised, we still maintain a portion of the position. Also, we tier the calls with varying maturities and strike prices so that not all expire at the same time or are exercised at the same price.
--------------------------------------------------------------------------------

Which decisions hurt performance?
Ordinarily, we would expect convertibles to hold up better than straight equity securities in a down market. But with both the credit and equity components of the convertible market under extreme pressure, convertibles weakened in line with the equity markets.The entire convertible market performed very poorly, and the Fund's holdings dropped along with the market. Holdings that were major detractors from performance include issuers in the financial and natural resources sectors such as the Bank of America Corp. 7.25% preferred stock (1.7% of long-term investments), the Carrizo Oil & Gas, Inc. 4.375% convertible bond (1.0% of long-term investments), and the SLM Corp. 7.25% preferred stock (1.8% of long-term investments).

The Fund's foreign positions also hurt performance. International securities were more negatively impacted than domestic securities as fears of global economic slowdown affected markets late in the year, the credit crunch had a more pronounced effect on illiquid foreign markets, and the dollar rose sharply late in the fiscal year.

Annual Report | October 31, 2008 | 7

LCM | Advent/Claymore Enhanced Growth & Income Fund | Questions & Answers continued

Counteracting this, the Fund raised its currency hedges in the second half of the fiscal year.

An equity position that detracted from performance was Suzuki Motor Corp. (0.8% of long-term investments).Although Suzuki has suffered along with the entire automotive industry, we continue to like the company because its balance sheet is strong, it has positive cash flow, and it has little exposure to the North American auto market. Since Suzuki makes small, economical cars that are popular in India and Eastern Europe, it may benefit from growth in some of these emerging markets. But during this period the macro environment was negative and the strengthening of the Japanese yen further hurt the export business.

--------------------------------------------------------------------------------
What is your current outlook for the markets and the Fund?
This Fund has the advantage of the ability to invest in multiple asset classes, adjusting the asset mix according to the opportunities available in various markets around the world.We have constructed a portfolio that we believe will produce positive returns over the next one to two years. In recent months, we have found unprecedented opportunities in the market for convertible bonds and raised our allocation to this asset class seeing better risk/reward profile in this asset class than alternatives. Seeing the satisfactory yields we discussed previously, we have reduced duration within the convertible portfolio to help lessen further risk of corporate bond spread widening. In addition, we continue to write covered call options on a significant portion of the portfolio, helping to take advantage of high premiums in a volatile market.

We believe that, over the long term, our careful security selection and asset allocation will help the Fund's performance by providing favorable returns in rising markets and a level of income that can provide some protection for overall return against down markets.

8 | Annual Report | October 31, 2008

LCM | Advent/Claymore Enhanced Growth & Income Fund | Questions & Answers continued

--------------------------------------------------------------------------------
LCM Additional Risks and Disclosure
The views expressed in his report reflect those of the Portfolio Managers only through the report period as stated on the cover.These views are subject to change at any time, based on market and other conditions and should not be construed as a recommendation of any kind.The material may also contain forward-looking statements that involve risk and uncertainty,and there is no guarantee they will come to pass.There can be no assurance that the Fund will achieve its investment objectives.The value of the fund will fluctuate with the value of the underlying secu-rities.Historically,closed-end funds often trade at a discount to their net asset value.The Fund is subject to investment risk,including the possible loss of the entire amount that you invest.Past performance does not guarantee future results.

Convertible Securities.The Fund is not limited in the percentage of its assets that may be invested in convertible securities.Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality.The market values of convertible securities tend to decline as interest rates increase and, conversely, to increase as interest rates decline.However,the convertible security's market value tends to reflect the market price of the common stock of the issuing company when that stock price is greater than the convertible's "conversion price,"which is the predetermined price at which the convertible security could be exchanged for the associated stock.

Synthetic Convertible Securities.The value of a synthetic convertible security will respond differently to market fluctuations than a convertible security because a synthetic convertible security is composed of two or more separate securities,each with its own market value.In addition, if the value of the underlying common stock or the level of the index involved in the convertible component falls below the exercise price of the warrant or option, the warrant or option may lose all value.

Equity Securities Risk. Equity risk is the risk that securities held by the Fund will fall due to general market or economic conditions, perceptions regarding the industries in which the issuers of securities held by the Fund participate,and the particular circumstances and performance of particular companies whose securities the Fund holds.

Risks Associated with Options on Securities. There are significant differences between the securities and options markets that could result in an imperfect correlation between these markets,causing a given transaction not to achieve its objectives.A decision as to whether, when and how to use options involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events.As the writer of a covered call option, the Fund forgoes, during the option's life,the opportunity to profit from increases in the market value of the security covering the call option above the sum of the premium and the strike price of the call, but has retained the risk of loss should the price of the underlying security decline.The writer of an option has no control over the time when it may be required to fulfill its obligation as a writer of the option.Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver the underlying security at the exercise price.

Lower Grade Securities.The Fund may invest an unlimited amount in lower grade secu-rities.Investing in lower grade securities (commonly known as"junk bonds") involves additional risks,including credit risk.Credit risk is the risk that one or more securities in the Fund's portfolio will decline in price,or fail to pay interest or principal when due,because the issuer of the security experiences a decline in its financial status.

Foreign Securities and Emerging Markets Risk. Investing in non-U.S. issuers may involve unique risks, such as currency, political, economic and market risk. In addition, investing in emerging markets entails additional risk including,but not limited to (1) news and events unique to a country or region (2) smaller market size,resulting in lack of liquidity and price volatility (3) certain national policies which may restrict the Fund's investment opportunities.

Illiquid Investments.The Fund may invest without limit in illiquid securities.The Fund may also invest without limit in Rule 144A Securities.Although many of the Rule 144A Securities in which the Fund invests may be,in the view of the Investment Manager,liquid,if qualified institutional buyers are unwilling to purchase these Rule 144A Securities,they may become illiquid. Illiquid securities may be difficult to dispose of at a fair price at the times when the Fund believes it is desirable to do so.The market price of illiquid securities generally is more volatile than that of more liquid securities,which may adversely affect the price that the Fund pays for or recovers upon the sale of illiquid securities.

In addition to the risks described above,the Fund is also subject to:Interest Rate Risk,Credit Risk, Call Risk, Currency Risks, Management Risk, Strategic Transactions, Anti-Takeover Provisions, and Market Disruption Risk. Please see www.claymore.com/lcm for a more detailed discussion about Fund risks and considerations.

Annual Report | October 31, 2008 | 9

LCM | Advent/Claymore Enhanced Growth & Income Fund

                      Fund Summary | As of October 31, 2008 (unaudited)

Fund Statistics
--------------------------------------- ------- --------------
Share Price                                              $8.97
Common Share Net Asset Value                            $10.91
Premium/Discount to NAV                                -17.78%
Net Assets ($000)                                     $148,383
--------------------------------------- ------- --------------

Total Returns
--------------------------------------- ------- --------------
(Inception 1/31/05)                     Market            NAV
--------------------------------------- ------- --------------
One Year                                -42.88%        -40.37%
Three Year - average annual             -10.97%         -8.59%
Since Inception - average annual        -11.96%         -6.66%
--------------------------------------- ------- --------------

                                                % of Long-Term
Top Ten Industries                                Investments
--------------------------------------- ------- --------------
Diversified Financial Services                          17.2%
Pharmaceuticals                                          9.9%
Telecommunications                                       8.1%
Banks                                                    7.7%
Oil & Gas                                                5.3%
Oil & Gas Services                                       4.5%
Agriculture                                              4.1%
Chemicals                                                3.9%
Retail                                                   3.8%
Biotechnology                                            3.7%
--------------------------------------- ------- --------------

                                                % of Long-Term
Top Ten Issuers                                   Investments
--------------------------------------- ------- --------------
Dow Jones CDX North America High Yield                   8.2%
Mylan, Inc.                                              2.6%
Bank of New York Mellon Corp. (The)                      2.3%
Bayer Capital Corp. BV                                   2.2%
Roche Holding AG                                         2.2%
Lorillard, Inc.                                          2.1%
Amgen, Inc.                                              2.1%
Schering-Plough Corp.                                    2.0%
Chaoda Modern Agriculture Holdings Ltd.                  2.0%
Entergy Corp.                                            1.9%
--------------------------------------- ------- --------------

Past performance does not guarantee future results. All portfolio data is subject to change daily. For more current information, please visit www.claymore.com/lcm. The above summaries are provided for informational purposes only and should not be viewed as recommendations.

Share Price & NAV Performance

line chart:
                         Share
                         Price ($)           NAV ($)

10/31/07                 17.46               20.09
                         17.31               19.8
                         17.39               19.79
                         17.32               19.63
                         17.29               19.74
                         16.95               19.53
                         16.6                19.39
                         16.5                19.22
                         16.29               18.94
                         16.05               18.69
                         15.89               18.79
                         15.75               18.62
                         15.8                18.53
                         15.55               18.17
                         15.4                18.18
                         15.25               17.92
                         15.49               18.15
                         15.1                18.07
                         15.16               18.13
                         15.58               18.45
                         15.67               18.56
                         15.75               18.73
                         15.85               18.61
                         15.95               18.46
                         16.1                18.56
                         16.3                18.71
                         16.32               18.78
                         16.4                18.81
                         16.01               18.61
                         16.03               18.64
                         16                  18.46
                         15.8                18.31
                         15.54               18.03
                         15.57               18.01
                         15.55               18
                         15.33               18.06
                         15.57               18.28
                         15.94               18.37
                         15.86               18.47
                         15.81               18.38
                         15.85               18.43
                         15.98               18.41
                         15.98               18.39
                         16.17               18.3
                         15.92               17.96
                         15.86               17.84
                         15.67               17.75
                         15.89               17.74
                         15.98               17.77
                         15.84               17.67
                         16.01               17.79
                         15.66               17.47
                         15.52               17.11
                         15.2                16.82
                         14.76               16.72
                         14.49               16.33
                         14.67               16.42
                         14.83               16.74
                         14.87               16.87
                         15.32               16.92
                         15.52               17.08
                         15.9                17.04
                         16.01               17.23
                         16.17               17.5
                         16.14               17.51
                         16.02               17.12
                         15.95               16.94
                         15.96               16.87
                         15.84               16.8
                         15.83               16.88
                         15.89               17
                         15.47               16.79
                         14.74               16.79
                         14.83               16.81
                         15.01               16.9
                         15.12               16.84
                         15.27               16.87
                         15.15               16.88
                         15.31               17.08
                         15.48               17.2
                         15.53               17.22
                         15.59               17.07
                         15.2                16.81
                         15.21               16.67
                         15.11               16.54
                         15.17               16.58
                         14.9                16.39
                         14.6                16.21
                         14.2                15.93
                         14.52               16.17
                         14.36               16.17
                         14.25               16.17
                         13.92               15.98
                         13.55               15.51
                         13.8                15.82
                         13.47               15.64
                         13.84               15.67
                         14.01               15.89
                         13.98               16.08
                         14.02               16.03
                         14.04               16.02
                         13.99               15.98
                         14.06               15.95
                         14.39               16.16
                         14.24               16.24
                         14.31               16.34
                         14.44               16.43
                         14.52               16.56
                         14.48               16.49
                         14.42               16.37
                         14.48               16.42
                         14.2                16.35
                         14.25               16.29
                         14.27               16.32
                         14.42               16.56
                         14.48               16.56
                         14.69               16.7
                         14.69               16.75
                         14.55               16.62
                         14.61               16.69
                         14.74               16.82
                         14.9                16.88
                         15.01               16.96
                         15.06               16.92
                         15.12               16.95
                         15.41               17.06
                         15.49               17.23
                         15.49               17.21
                         15.48               17.27
                         15.41               17.16
                         15.39               17.21
                         15.48               17.1
                         15.55               17.19
                         15.16               16.86
                         15.24               16.95
                         15.46               17.1
                         15.48               17.19
                         15.6                17.2
                         15.52               17.15
                         15.26               16.99
                         15.38               16.99
                         15.2                16.91
                         15.25               16.9
                         15.25               16.97
                         15.37               17
                         15.55               17.14
                         15.64               17.08
                         15.67               16.99
                         15.6                16.97
                         15.79               17.14
                         15.44               16.94
                         15.28               16.81
                         15.16               16.63
                         14.82               16.46
                         14.79               16.42
                         14.85               16.58
                         14.92               16.65
                         14.95               16.65
                         14.88               16.59
                         14.77               16.58
                         14.6                16.38
                         14.54               16.35
                         14.36               16.28
                         14.44               16.37
                         14.12               16.12
                         14.14               16.05
                         14.1                16.05
                         14.03               15.98
                         13.84               15.74
                         13.85               15.64
                         13.49               15.56
                         13.69               15.66
                         13.47               15.55
                         13.51               15.59
                         13.27               15.55
                         13.11               15.54
                         12.99               15.46
                         13.31               15.61
                         13.52               15.67
                         13.44               15.72
                         13.61               15.74
                         13.69               15.8
                         13.69               15.77
                         13.43               15.57
                         13.45               15.66
                         13.39               15.52
                         13.57               15.66
                         13.74               15.8
                         13.61               15.69
                         13.53               15.58
                         13.35               15.37
                         13.51               15.45
                         13.49               15.6
                         13.4                15.53
                         13.55               15.64
                         13.62               15.68
                         13.42               15.57
                         13.04               15.19
                         13.09               15.23
                         13.1                15.18
                         12.9                15.05
                         12.81               14.96
                         12.79               15.08
                         12.79               15.11
                         13.03               15.18
                         12.82               15.06
                         12.85               15.08
                         12.84               15.19
                         13.04               15.33
                         12.98               15.31
                         13.07               15.22
                         13.07               15.07
                         12.86               14.83
                         12.81               14.86
                         12.88               14.96
                         12.48               14.51
                         12.41               14.57
                         12.32               14.56
                         12.19               14.7
                         11.65               14.18
                         11.29               14.07
                         10.22               13.66
                         10.59               13.9
                         11.49               14.4
                         11.12               14.14
                         10.94               13.96
                         10.91               13.91
                         11.26               14.04
                         11.11               13.84
                         10.09               12.95
                         10.38               13.33
                         10.56               13.26
                         10.29               12.74
                         10.05               12.59
                          8.45               12.11
                          8.16               11.66
                          7.9                11.47
                          7.16               11.01
                          6.9                10.67
                          8.34               11.34
                          8.5                11.55
                          7.83               10.82
                          8.18               10.85
                          8.52               10.93
                          8.82               11.2
                          8.75               11.07
                          8.27               10.68
                          8.43               10.54
                          8.22               10.28
                          8.04               10.04
                          8.65               10.41
                          8.7                10.59
                          8.84               10.85
10/31/08                  8.97               10.91


pie chart:

Portfolio Composition (% of Total Investments)

Asset Class

Convertible Bonds                                 30.6%
Common Stocks                                     29.0%
Convertible Preferred Stocks                      22.2%
Corporate Bonds                                   15.6%
Exchange-Traded Funds                              2.5%
Call Options Purchased                             0.1%



                     % of Long-Term
Country Breakdown      Investments
-------------------- --------------
United States                73.1%
Canada                        4.7%
Cayman Islands                4.0%
Bermuda                       3.1%
Netherlands                   2.8%
Switzerland                   2.2%
Panama                        1.9%
Japan                         1.7%
Brazil                        1.6%
Netherlands Antilles          1.6%
Guernsey                      1.5%
United Kingdom                1.0%
Germany                       0.8%
-------------------- --------------


10 | Annual Report | October 31, 2008

LCM | Advent/Claymore Enhanced Growth & Income Fund
Portfolio of Investments | October 31, 2008


Principal
Amount                                                            Value
------------- --------------------------------------------- --- ---------
              Long-Term Investments -- 89.8%
              Convertible Bonds -- 27.5%
              Agriculture - 1.1%
HKD12,500,000 Chaoda Modern Agriculture Holdings Ltd.,BB
              0.00%,5/8/11 (Cayman Islands) (g)             $   1,577,328
--- --------- --------------------------------------------- --- ---------
              Auto Manufacturers - 1.0%
$   2,228,750 General Motors Corp.,Ser.D,CCC+
              1.50%,6/1/09 (a)                                  1,448,687
--- --------- --------------------------------------------- --- ---------
              Banks - 1.1%
$   1,000,000 Boston Private Financial Holdings,Inc.,NR
              3.00%,7/15/27                                       868,750
$   1,000,000 National City Corp.,A-
              4.00%,2/1/011                                       833,750
--- --------- --------------------------------------------- --- ---------
                                                                1,702,500
--- --------- --------------------------------------------- --- ---------
              Biotechnology - 3.3%
$   3,000,000 Amgen,Inc.,A+
              0.125%,2/01/11 (a)                                2,775,000
$   2,000,000 Genzyme Corp.,BBB+
              1.25%,12/01/23 (a)                                2,090,000
--- --------- --------------------------------------------- --- ---------
                                                                4,865,000
--- --------- --------------------------------------------- --- ---------
              Chemicals -- 2.9%
       EURO
    2,000,000 Bayer Capital Corp.BV,BBB
              6.625%,6/01/09 (Netherlands) (a)                  2,965,565
HKD 9,250,000 Sinofert Holdings Ltd.,NR
              0.00% 8/7/2011 (Bermuda) (g)                      1,384,436
--- --------- --------------------------------------------- --- ---------
                                                                4,350,001
--- --------- --------------------------------------------- --- ---------
              Coal - 0.5%
$   1,250,000 Massey Energy Co.,BB-
              3.25%,8/1/15 (a)                                   687,500
--- --------- --------------------------------------------- --- ---------
              Computers - 1.0%
$   1,500,000 EMC Corp.,A-
              1.75%,12/1/11 (a)                                 1,428,750
--- --------- --------------------------------------------- --- ---------
              Diversified Financial Services - 2.2%
$     875,000 Merrill Lynch & Co.,Inc.,NR
              0.00%,3/13/32 (a)(g)                                893,638
$   3,300,000 Nasdaq OMX Group (The),BB+
              2.50%,8/15/13 (a)(e)                              2,458,500
--- --------- --------------------------------------------- --- ---------
                                                                3,352,138
--- --------- --------------------------------------------- --- ---------
              Machinery - Diversified - 0.8%
$   2,500,000 Allegro Investment Corp.,Ser.Nabtesco,ELKS,NR
              9.00%,7/16/09 (Japan) (d)                         1,219,000
--- --------- --------------------------------------------- --- ---------
              Healthcare - Products - 1.1%
$   2,000,000 Beckman Coulter,Inc.,BBB
              2.50%,12/15/36                                    1,722,500
--- --------- --------------------------------------------- --- ---------
              Healthcare - Services - 0.6%
$   1,000,000 Laboratory Corp.of America Holdings,BBB-
              0.00%,9/11/21 (a)(g)                                858,750
--- --------- --------------------------------------------- --- ---------

See notes to financial statements.

Principal
Amount                                                              Value
------------- --------------------------------------------- --- ----------
              Insurance - 1.6%
$   2,600,000 Prudential Financial,Inc.,A+
              1.189%,12/15/37(i)                            $   2,356,380
--- --------- --------------------------------------------- --- ----------
              Internet - 0.8%
$   1,500,000 HLTH Corp.,NR
              1.75%,6/15/23                                     1,198,125
--- --------- --------------------------------------------- --- ----------
              Leisure Time - 1.7%
$   3,000,000 Carnival Corp.,A-
              2.00%,4/15/21 (Panama) (a)                        2,508,750
--- --------- --------------------------------------------- --- ----------
              Miscellaneous Manufacturing - 0.6%
$   1,000,000 Danaher Corp.,A+
              0.00%,1/22/21 (g)                                   887,500
--- --------- --------------------------------------------- --- ----------
              Oil & Gas - 2.6%
$   2,500,000 Carrizo Oil & Gas,Inc.,NR
              4.375%,6/01/28                                    1,331,250
$   2,000,000 Transocean,Inc.,Ser.A,BBB+
              1.625%,12/15/37 (Cayman Islands) (a)              1,760,000
$   1,000,000 Transocean,Inc.,Ser.C,BBB+
              1.5%,12/15/37 (Cayman Islands) (a)                  761,250
--- --------- --------------------------------------------- --- ----------
                                                                3,852,500
--- --------- --------------------------------------------- --- ----------
              Oil & Gas Services - 0.6%
$   1,000,000 Core Laboratories LP,NR
              0.25%,10/31/11                                      876,250
--- --------- --------------------------------------------- --- ----------
              Pharmaceuticals - 1.3%
$     700,000 Teva Pharmaceutical Finance Co.BV,Ser.D,BBB+
              1.75%,2/01/26 (Netherlands Antilles)                730,625
$   1,250,000 Teva Pharmaceutical Finance LLC,Ser.C,BBB+
              0.25%,2/01/26 (a)                                 1,170,313
--- --------- --------------------------------------------- --- ----------
                                                                1,900,938
--- --------- --------------------------------------------- --- ----------
              REITS - 0.6%
$   1,500,000 Hospitality Properties Trust,BBB
              3.80%,3/15/27 (a)                                   847,500
--- --------- --------------------------------------------- --- ----------
              Retail - 1.1%
$   2,500,000 Dick's Sporting Goods,Inc.,NR
              1.606%,2/18/24 (a)(h)                             1,650,000
--- --------- --------------------------------------------- --- ----------
              Software - 1.0%
$   1,500,000 CA,Inc.,BB+
              1.625%,12/15/09 (a)                               1,513,125
--- --------- --------------------------------------------- --- ----------
              Total Convertible Bonds - 27.5%
              (Cost $46,640,602)                               40,803,222
--- --------- --------------------------------------------- --- ----------

Number
of Shares                                                           Value
------------- --------------------------------------------- --- ----------
              Common Stocks -- 26.1%
              Agriculture-- 2.6%
    1,575,000 Chaoda Modern Agriculture Holdings Ltd.
              (Cayman Islands)                              $   1,075,002
       42,500 Lorillard,Inc.(a)                                 2,799,050
--- --------- --------------------------------------------- --- ----------
                                                                3,874,052
--- --------- --------------------------------------------- --- ----------

Annual Report | October 31, 2008 | 11

LCM | Advent/Claymore Enhanced Growth & Income Fund | Portfolio of Investments continued

Number
of Shares                                                           Value
------------ ---------------------------------------------- --- ---------
             Auto Manufacturers-- 0.7%
     74,100  Suzuki Motor Corp.(Japan)                      $   1,057,818
------------ ---------------------------------------------- --- ---------
             Banks - 0.8%
     35,000  Bank of New York Mellon Corp.(The) (a)             1,141,000
------------ ---------------------------------------------- --- ---------
             Chemicals -- 0.6%
  1,455,000  Sinofert Holdings Ltd.(Bermuda)                      794,102
------------ ---------------------------------------------- --- ---------
             Computers - 0.3%
     35,000  EMC Corp.(a)(b)                                      412,300
------------ ---------------------------------------------- --- ---------
             Diversified Financial Services - 1.7%
     30,000  IntercontinentalExchange,Inc.(a)(b)                2,566,800
------------ ---------------------------------------------- --- ---------
             Electrical Components and Equipment -- 0.4%
     35,000  General Cable Corp.(a)(b)                            597,800
------------ ---------------------------------------------- --- ---------
             Electronics - 0.6%
     50,000  Avnet,Inc.(a)(b)                                     837,000
------------ ---------------------------------------------- --- ---------
             Healthcare - Products -- 1.3%
    160,000  Hologic,Inc.(a)(b)                                 1,958,400
------------ ---------------------------------------------- --- ---------
             Mining - 1.5%
     50,000  Cia Vale do Rio Doce,ADR (Brazil) (a)                656,000
     55,000  Freeport-McMoran Copper & Gold,Inc.(a)             1,600,500
------------ ---------------------------------------------- --- ---------
                                                                2,256,500
------------ ---------------------------------------------- --- ---------
             Oil & Gas - 2.2%
    100,000  Advantage Energy Income Fund (Income Trust)
             (Canada)                                             616,000
     40,000  Bonavista Energy Trust (Income Trust)
             (Canada)                                             701,731
     45,000  Chesapeake Energy Corp.(a)                           988,650
     35,000  Enerplus Resources Fund (Income Trust)
             (Canada)                                             934,120
------------ ---------------------------------------------- --- ---------
                                                                3,240,501
------------ ---------------------------------------------- --- ---------
             Pharmaceuticals -- 3.5%
     67,500  Isis Pharmaceuticals,Inc.(a)(b)                      949,050
     45,000  Merck & Co.,Inc.(a)                                1,392,750
     19,000  Roche Holding AG (Switzerland) (a)                 2,875,904
------------ ---------------------------------------------- --- ---------
                                                                5,217,704
------------ ---------------------------------------------- --- ---------
             Retail -- 2.3%
     75,000  GameStop Corp.,Class A (a)(b)                      2,054,250
     95,510  Whitbread PLC (United Kingdom) (a)                 1,378,851
------------ ---------------------------------------------- --- ---------
                                                                3,433,101
------------ ---------------------------------------------- --- ---------
             Semiconductors - 2.4%
     40,000  ASML Holding NV (Netherlands) (a)                    702,000
    325,000  Infineon Technologies AG,ADR (Germany) (a)(b)      1,017,250
    400,000  Micron Technology,Inc.(a)(b)                       1,884,000
------------ ---------------------------------------------- --- ---------
                                                                3,603,250
------------ ---------------------------------------------- --- ---------
             Telecommunications -- 5.2%
    250,000  ADC Telecommunications,Inc.(a)(b)                  1,585,000
     90,000  Amdocs Ltd.(Guernsey) (a)(b)                       2,030,400
    200,000  Comverse Technology,Inc.(b)                        1,454,000


Number
of Shares                                                          Value
----------- ----------------------------------------------- --- ----------
            Telecommunications (continued)
    200,000 Powerwave Technologies,Inc.(a)(b)               $     190,000
    500,000 Qwest Communications International,Inc.(a)          1,430,000
    500,000 RF Micro Devices,Inc.(b)                              995,000
----------- ----------------------------------------------- --- ----------
                                                                7,684,400
----------- ----------------------------------------------- --- ----------
            Total Common Stocks - 26.1%
            (Cost $66,049,425)                                  38,674,728
----------- ----------------------------------------------- --- ----------
            Convertible Preferred Stocks -- 20.0%
            Banks -- 5.0%
      3,250 Bank of America Corp.,Ser.L,7.25%,2049 (a) (f)      2,275,000
     40,000 Citigroup,Inc.,Ser.T,6.5%,2049 (a) (f)              1,288,400
     20,250 Keycorp,Ser.A,7.75%,12/31/49 (a) (f)                1,983,892
     60,000 Wachovia Corp.,Ser.Bank of New York Mellon,
            10.00%, 2009 (a)(d)(e)                              1,901,400
----------- ----------------------------------------------- --- ----------
                                                                7,448,692
----------- ----------------------------------------------- --- ----------
            Diversified Financial Services -- 2.1%
     25,000 AMG Capital Trust II,5.15%,2037 (a)                   381,250
     14,495 Legg Mason,Inc.,7.00%,2011                            331,936
      4,605 SLM Corp.,Ser.C,7.25%,2010 (a)                      2,369,273
----------- ----------------------------------------------- --- ----------
                                                                3,082,459
----------- ----------------------------------------------- --- ----------
            Electric - 2.6%
     55,000 Entergy Corp.,7.625%,2009 (a)                       2,587,200
      6,000 NRG Energy,Inc.5.75%,2009 (a)                       1,248,750
----------- ----------------------------------------------- --- ----------
                                                                3,835,950
----------- ----------------------------------------------- --- ----------
            Household Products/Wares-- 1.5%
     65,000 Avery Dennison Corp.,7.875%,2020 (a)                2,211,950
----------- ----------------------------------------------- --- ----------
            Insurance - 0.1%
     13,890 XL Capital Ltd.,10.75%,2011(Cayman Islands) (a)       209,183
----------- ----------------------------------------------- --- ----------
            Mining - 2.4%
     72,020 Credit Suisse,Ser.Barrick Gold Corp.,9.00%,2009
            (Canada) (a)(d)                                     1,685,988
    103,680 Deutsche Bank AG,Ser.Cia Vale Do Rio Doce,
            10.00%, 2009 (Brazil) (a)(d)(e)                     1,540,685
     12,199 Hecla Mining Co.,6.50%,2011 (a)                       315,954
----------- ----------------------------------------------- --- ----------
                                                                3,542,627
----------- ----------------------------------------------- --- ----------
            Oil and Gas Services - 1.4%
     25,361 Citigroup Funding,Inc.,Ser.Schlumberger,Ltd.,
            9.00%, 2009 (Netherlands Antilles) (a)(d)           1,349,428
     29,875 Merrill Lynch & Co.,Inc.,Ser.Halliburton
            Co.,8.00%, 2009 (a)(d)(e)                             640,819
----------- ----------------------------------------------- --- ----------
                                                                1,990,247
----------- ----------------------------------------------- --- ----------
            Pharmaceuticals -- 4.1%
      6,000 Mylan,Inc.,6.50%,2010 (a)                           3,417,960
     20,000 Schering-Plough Corp.,6.00%,2010 (a)(c )            2,695,600
----------- ----------------------------------------------- --- ----------
                                                                6,113,560
----------- ----------------------------------------------- --- ----------
            Telecommunications-- 0.8%
      3,874 Lucent Technologies Capital Trust I,7.75%,2017      1,162,200
----------- ----------------------------------------------- --- ----------
            Total Convertible Preferred Stocks - 20.0%
            (Cost $49,605,257)                                 29,596,868
----------- ----------------------------------------------- --- ----------

See notes to financial statements.

12 | Annual Report | October 31, 2008

LCM | Advent/Claymore Enhanced Growth & Income Fund | Portfolio of Investments continued


Principal
Amount                                                              Value
-------------- -------------------------------------------- --- ----------
               Corporate Bonds -- 14.0%
               Computers - 0.7%
$   1,500,000  SunGard Data Systems,Inc.,B-
               10.25%,8/15/15                               $   1,050,000
--- ---------- -------------------------------------------- --- ----------
               Diversified Financial Services - 8.4%
$   1,665,000  Axcan Intermediate Holdings,Inc.,B-
               12.75%,3/1/16 (e)                                1,365,300
$  10,687,499  Dow Jones CDX North America High Yield,Ser.
               3-4,NR
               10.50%,12/29/09 (e)                             10,894,570
$      40,000  GMAC LLC,CCC
               4.054%,5/15/09 (i)                                  34,856
$     125,000  GMAC LLC,CCC
               5.625%,5/15/09                                     106,001
$     125,000  GMAC LLC,CCC
               7.75%,1/19/10                                       93,624
--- ---------- -------------------------------------------- --- ----------
                                                               12,494,351
--- ---------- -------------------------------------------- --- ----------
               Healthcare-Services -- 0.3%
$     500,000  HCA,Inc.,BB-
               9.25%,11/15/16                                     425,000
--- ---------- -------------------------------------------- --- ----------
               Holding Companies - Diversified -- 0.6%
$   1,000,000  Leucadia National Corp.,BB+
               8.125%,9/15/15                                     885,000
--- ---------- -------------------------------------------- --- ----------
               Leisure Time -- 0.1%
$     350,000  Travelport LLC,B
               9.875%,9/01/14                                     166,250
--- ---------- -------------------------------------------- --- ----------
               Oil and Gas Services -- 1.9%
$   3,000,000  CCS,Inc.,B-
               11.00%,11/15/15 (Canada) (e)                     2,310,000
$     750,000  Forbes Energy Services,Ltd.,B
               11.00%,2/15/2015 (Bermuda)                         521,250
--- ---------- -------------------------------------------- --- ----------
                                                                2,831,250
--- ---------- -------------------------------------------- --- ----------
               Semiconductors -- 0.7%
$   1,700,000  Amkor Technology,Inc.,B+
               9.25%,6/1/16                                     1,011,500
--- ---------- -------------------------------------------- --- ----------
               Telecommunications - 1.3%
$     750,000  Fairpoint Communications,Inc.,B+
               13.125%,4/01/18 (e)                                528,750
$   1,500,000  Intelsat Jackson Holdings Ltd.,CCC+
               11.25%,6/15/16 (Bermuda)                         1,282,500
$     250,000  Intelsat Ltd.,CCC+
               6.50%,11/01/13 (Bermuda)                           125,000
--- ---------- -------------------------------------------- --- ----------
                                                                1,936,250
--- ---------- -------------------------------------------- --- ----------
               Total Corporate Bonds --14.0%
               (Cost $23,467,484)                              20,799,601
--- ---------- -------------------------------------------- --- ----------

Number
of Shares                                                                                    Value
------------- --------------------------------------------- --------------- -------- --- ------------
              Exchange Traded Funds - 2.2%
     25,000   iShares MSCI EAFE Index Fund (a)                                       $    1,115,500
     25,000   ProShares Ultra S&P500 (a)                                                    801,000
     40,000   ProShares Ultra QQQ (a)                                                     1,391,200
------------- --------------------------------------------- --------------- -------- --- ------------
              (Cost $3,312,652)                                                           3,307,700
------------- --------------------------------------------- --------------- -------- --- ------------
              Total Long-Term Investments - 89.8%
              (Cost $189,075,420)                                                       133,182,119
------------- --------------------------------------------- --------------- -------- --- ------------
Contracts
(100 shares                                                   Expiration    Exercise
per contract) Options Purchased(b)                              Date        Price         Value
------------- --------------------------------------------- --------------- -------- --- ------------
              Call Options Purchased -- 0.0%
       200    Cooper Cos.,Inc.(The)                         November 2008   $ 50.00  $       1,000
       200    Microsemi Corp.(a)                            November 2008     30.00          2,000
       125    SAP AG (Germany)                              November 2008     70.00            625
       600    Southwest Airlines Co.(a)                     November 2008     12.50         27,000
       100    SPDR Gold Trust                               November 2008     75.00         25,500
------------- --------------------------------------------- --------------- -------- --- ------------
                                                                                            56,125
------------- --------------------------------------------- --------------- -------- --- ------------
              Put Options Purchased -- 0.1%
       200    Banco Bradesco SA (Brazil)                    November 2008      7.50          7,500
        50    DIAMONDS Trust Series I (a)                   November 2008     84.00          9,000
        70    DIAMONDS Trust Series I (a)                   November 2008     93.00         36,050
       200    Microsemi Corp.(a)                            November 2008     20.00         23,000
       400    Southwest Airlines Co.(a)                     November 2008     10.00          8,000
        50    SPDR Trust Series 1                           November 2008     90.00         14,000
------------- --------------------------------------------- --------------- -------- --- ------------
                                                                                            97,550
------------- --------------------------------------------- --------------- -------- --- ------------
              Total Options Purchased - 0.1%
              (Cost $262,537)                                                              153,675
------------- --------------------------------------------- --------------- -------- --- ------------
              Total Investments -- 89.9%
              (Cost $189,337,957)                                                      133,335,794
              Other assets in excess of liabilities - 11.1%                             16,529,041
              Total Options Written (Premiums received $1,077,416) - (1.0%)             (1,482,141)
------------- ------------------------------------------------------------- -------- --- ------------
              Net Assets - 100.0%                                                    $ 148,382,694
------------- --------------------------------------------- --------------- -------- --- ------------

See notes to financial statements.

Annual Report | October 31, 2008 | 13

LCM | Advent/Claymore Enhanced Growth & Income Fund | Portfolio of Investments continued

ADR - American Depositary Receipt

AG - Stock Corporation

ELKS - Equity Linked Notes

LLC - Limited Liability Corp.

PLC - Public Limited Company

(a) All or a portion of this security position represents cover (directly or through conversion rights) for outstanding options written.

(b) Non-income producing security.

(c) All or a portion of these securities with an aggregate market value of $1,617,360 have been physically segre- gated to collateralize written call options.

(d) Synthetic convertible - A synthetic convertible security is either a bond or preferred security structured by an investment bank that provides exposure to a specific company's common stock.

(e) Securities are exempt from registration under Rule 144A of the Securities Act of 1933.These securities may be resold in transactions exempt from registration,normally to qualified institutional buyers.At October 31,2008, these securities amounted to 14.6% of net assets.

(f) Security is convertible until December 31,2049.

(g) Zero-coupon bond.

(h) Security is a "step up" bond where the coupon increases or steps up at a predetermined date.

(i) Variable rate or floating rate security.The rate shown is as of October 31,2008.


Ratings shown are per Standard & Poor's and are unaudited.Securities classified as NR are not rated by Standard & Poors.

See notes to financial statements.

14 | Annual Report | October 31, 2008

LCM | Advent/Claymore Enhanced Growth & Income Fund | Portfolio of Investments continued

Contracts
(100 shares                                          Expiration  Exercise       Market
per contract) Call Options Written (a)                 Date        Price       Value
------------- ------------------------------------ ------------- --- ------ --- -------
       400    ADC Telecommunications,Inc.          November 2008 $   10.00  $     4,000
       100    Amdocs Ltd.                          November 2008     25.00        4,250
        40    AMG Capital Trust II                 November 2008     65.00          600
       100    AMG Capital Trust II                 November 2008     70.00        1,000
        50    AMG Capital Trust II                 November 2008     80.00          500
       100    Amgen,Inc.                           November 2008     60.00       25,900
       200    ASML Holding NV                      November 2008     17.50       23,500
        50    Avery Dennison Corp.                 November 2008     35.00       11,500
       100    Avery Dennison Corp.                 November 2008     50.00        1,500
       100    Avnet,Inc.                           November 2008     17.50        8,500
       200    Avnet,Inc.                           December 2008     17.50       25,500
        40    Bank of America Corp.                December 2008     25.00        6,320
       225    Bank of New York Mellon Corp.(The)   November 2008     37.50       13,500
       100    Bank of New York Mellon Corp.(The)   December 2008     35.00       27,500
        25    Bank of New York Mellon Corp.(The)   December 2008     32.50        9,625
        50    Bayer Capital Corp.BV                November 2008     49.00        7,798
        50    Bayer Capital Corp.BV                November 2008     58.00        1,648
        75    CA,Inc.                              November 2008     17.50       10,875
        75    Carnival Corp.                        January 2009     30.00       10,125
        75    Carnival Corp.                       November 2008     32.50        1,125
        75    Chesapeake Energy Corp.              November 2008     27.50        2,025
       100    Chesapeake Energy Corp.              December 2008     25.00       19,500
       100    Chesapeake Energy Corp.              December 2008     27.50       12,500
       250    Cia Vale do Rio Doce                 November 2008     13.00       35,000
       100    Cia Vale do Rio Doce                 November 2008     16.00        3,600
       100    Citigroup Funding,Inc.,Ser.
              Schlumberger,Ltd.                    November 2008     65.00        4,000
        50    Citigroup,Inc.                       December 2008     15.00        5,800
        75    Credit Suisse,Ser.Barrick Gold Corp. November 2008     25.00       13,425
       100    Deutsche Bank AG,Ser.Cia Vale
              Do Rio Doce                          November 2008     14.00        9,000
        50    Dick's Sporting Goods,Inc.           November 2008     20.00          500
        50    EMC Corp.                            December 2008     12.00        5,100
        75    Entergy Corp.                        November 2008     95.00        2,625
        25    Entergy Corp.                        November 2008    100.00          875
        50    Entergy Corp.                        December 2008     85.00       16,000
        25    Entergy Corp.                        December 2008     90.00        4,563
       100    Freeport-McMoRan Copper &
              Gold,Inc.                            December 2008     35.00       25,400

Contracts
(100 shares                                         Expiration  Exercise      Market
per contract) Call Options Written (a)                Date        Price      Value
------------- ----------------------------------- ------------- --- ----- --- -------
       100    Freeport-McMoRan Copper &
              Gold,Inc.                           December 2008 $   40.00 $    14,400
       350    GameStop Corp.                      November 2008     40.00       3,500
       400    GameStop Corp.                      December 2008     35.00      42,000
       100    General Cable Corp.                 December 2008     20.00      18,500
       100    General Cable Corp.                 December 2008     22.50      11,500
       150    General Motors Corp.                December 2008      9.00       8,100
       150    Genzyme Corp.                       November 2008     75.00      36,000
       100    Hecla Mining Co.                     January 2009      5.00       2,500
       150    Hologic,Inc.                        November 2008     22.50       1,500
       250    Hologic,Inc.                        December 2008     15.00      18,750
        25    Hospitality Properties Trust        December 2008     10.00       4,688
       250    Infineon Technologies AG            December 2008      2.50      22,500
        50    IntercontinentalExchange,Inc.       November 2008     75.00      62,600
        75    IntercontinentalExchange,Inc.       November 2008     80.00      72,750
        50    iShares MSCI EAFE Index Fund        December 2008     50.00       6,250
       175    Isis Pharmaceuticals,Inc.           December 2008     15.00      21,438
        50    Keycorp                             December 2008     12.50       8,250
        50    Laboratory Corp.of America Holdings November 2008     65.00       5,875
       100    Laboratory Corp.of America Holdings December 2008     67.50      13,500
       225    Lorillard,Inc.                      November 2008     70.00      41,850
       100    Lorillard,Inc.                      December 2008     75.00      15,000
        50    Massey Energy Co.                   November 2008     35.00         750
        75    Massey Energy Co.                   November 2008     22.50      21,750
       100    Merck & Co.,Inc.                    November 2008     30.00      26,500
        50    Merck & Co.,Inc.                    November 2008     32.50       4,250
        50    Merck & Co.,Inc.                    December 2008     30.00      16,000
       100    Merck & Co.,Inc.                    December 2008     32.50      18,000
        50    Merrill Lynch & Co.,Inc.            December 2008     20.00       8,050
       100    Merrill Lynch & Co.,Inc.,Ser.
              Halliburton Co.                     November 2008     25.00       1,900
       100    Merrill Lynch & Co.,Inc.,Ser.
              Halliburton Co.                     December 2008     22.50      11,400
      1,000   Micron Technology,Inc.              November 2008      5.00      25,000
      1,000   Micron Technology,Inc.              December 2008      5.00      60,000
       500    Micron Technology,Inc.              December 2008      4.00      60,000
       200    Microsemi Corp.                     November 2008     22.50      27,000
        50    Mylan,Inc.                          November 2008     12.50         250
        50    Nasdaq OMX Group (The)              November 2008     35.00       6,750
        75    Nasdaq OMX Group (The)              November 2008     37.50       4,500

See notes to financial statements.

Annual Report | October 31, 2008 | 15

LCM | Advent/Claymore Enhanced Growth & Income Fund | Portfolio of
Investments continued

Contracts
(100 shares                                         Expiration  Exercise     Market
per contract) Call Options Written (a)                Date      Price        Value
------------- ----------------------------------- ------------- -------- --- ---------
        50    Nasdaq OMX Group (The)              November 2008   32.50  $     14,000
       100    NRG Energy,Inc.                     November 2008   27.50         5,000
        10    Powerwave Technologies,Inc.          January 2009    5.00            50
       100    ProShares Ultra QQQ                 November 2008   42.00        10,500
        25    ProShares Ultra S&P500              November 2008   37.00         2,625
       500    Qwest Communications
              International,Inc.                  November 2008    2.50        25,000
        50    Roche Holding AG                    November 2008  150.00       125,251
        50    Roche Holding AG                    November 2008  195.00        12,756
        50    Schering-Plough Corp.               December 2008   17.50         1,750
        10    SLM Corp.                           November 2008   12.50           300
        50    Teva Pharmaceutical Finance LLC     December 2008   42.50        11,750
       100    Transocean,Inc.                     November 2008   80.00        80,000
       100    Transocean,Inc.                     November 2008   95.00        20,500
        75    Wachovia Corp.,Ser.Bank of
              New York Mellon                     December 2008   32.50        28,875
        25    Whitbread PLC                       December 2008 1,400.00          404
        50    XL Capital Ltd.                     December 2008   10.00         8,750
------------- ----------------------------------- ------------- -------- --- ---------
              Total Value of Call Options Written
              (Premiums received $1,023,255)                             $  1,426,241
------------- ----------------------------------- ------------- -------- --- ---------
              Put Options Written (a)
        70    DIAMONDS Trust Series I             November 2008   81.00        11,900
       400    Southwest Airlines Co.              November 2008   12.50        44,000
------------- ----------------------------------- ------------- -------- --- ---------
              Total Value of Put Options Written
              (Premiums received $54,161)                                $     55,900
------------- ----------------------------------- ------------- -------- --- ---------
              Total Options Written
              (Premiums received $1,077,416)                             $  1,482,141
------------- ----------------------------------- ------------- -------- --- ---------
(a) Non-income producing security.

See notes to financial statements.

16 | Annual Report | October 31, 2008

LCM | Advent/Claymore Enhanced Growth & Income Fund
Statement of Assets and Liabilities | October 31, 2008

Assets
   Investments,at value (cost $189,337,957)                                                                           $ 133,335,794
   Foreign currency,at value (cost $455,135)                                                                                438,798
   Cash                                                                                                                  26,688,269
   Receivable for securities sold                                                                                         1,409,533
   Dividends and interest receivable                                                                                      1,507,388
   Net unrealized appreciation on forward exchange currency contracts                                                       665,130
   Reclaims receivable                                                                                                       87,290
   Other assets                                                                                                              55,553
------------------------------------------------------------------------------------------------------------------------------------
      Total assets                                                                                                      164,187,755
------------------------------------------------------------------------------------------------------------------------------------
Liabilities
   Payable for securities purchased                                                                                      13,322,684
   Options written,at value (premiums received of $1,077,416)                                                             1,482,141
   Net unrealized depreciation on forward exchange currency contracts                                                       652,979
   Investment Management fee payable                                                                                         66,389
   Investment Advisory fee payable                                                                                           63,786
   Accrued expenses and other liabilities                                                                                   217,082
------------------------------------------------------------------------------------------------------------------------------------
      Total liabilities                                                                                                  15,805,061
------------------------------------------------------------------------------------------------------------------------------------
Net Assets                                                                                                            $ 148,382,694
====================================================================================================================================
Composition of Net Assets
Common stock,$0.001 par value per share; unlimited number of shares authorized,13,603,025 shares issued
  and outstanding                                                                                                     $      13,603
Additional paid-in capital                                                                                              249,757,745
Accumulated net realized loss on investments,options and foreign currency transactions                                  (45,567,868)
Accumulated net unrealized depreciation on investments,options and foreign currency translation                         (56,423,523)
Accumulated undistributed net investment income                                                                             602,737
------------------------------------------------------------------------------------------------------------------------------------
Net Assets                                                                                                            $ 148,382,694
====================================================================================================================================
Net Asset Value
   (based on 13,603,025 common shares outstanding)                                                                    $       10.91
====================================================================================================================================

See notes to financial statements.

Annual Report | October 31, 2008 | 17

LCM | Advent/Claymore Enhanced Growth & Income Fund
Statement of Operations | For the year ended October 31, 2008

Investment Income
   Dividends (net of foreign withholding taxes of $132,339)                                   $    4,689,887
   Interest (net of foreign withholding taxes of $1,406)                                           4,682,415
------------------------------------------------------------------------------------------------------------------------------
      Total income                                                                                           $     9,372,302
------------------------------------------------------------------------------------------------------------------------------
Expenses
   Investment Management fee                                                                       1,125,312
   Investment Advisory fee                                                                         1,081,183
   Professional fees                                                                                 225,720
   Trustees'fees and expenses                                                                        128,750
   Printing expense                                                                                   88,326
   Custodian fee                                                                                      81,811
   Fund accounting                                                                                    76,046
   Administration fee                                                                                 66,260
   Insurance                                                                                          22,201
   NYSE listing fee                                                                                   19,564
   Transfer agent fee                                                                                 17,208
   Federal taxes                                                                                       5,691
   Miscellaneous                                                                                      16,117
------------------------------------------------------------------------------------------------------------------------------
      Total expenses                                                                                               2,954,189
------------------------------------------------------------------------------------------------------------------------------
      Net investment income                                                                                        6,418,113
------------------------------------------------------------------------------------------------------------------------------
Realized and Unrealized Gain (Loss) on Investments, Options and Foreign Currency Transactions
   Net realized gain (loss) on:
      Investments                                                                                                (49,383,089)
      Options                                                                                                      4,649,816
      Foreign currency transactions                                                                                   65,030
   Net change in unrealized appreciation (depreciation) on:
      Investments                                                                                                (64,543,019)
      Options                                                                                                       (314,252)
      Foreign currency translation                                                                                   (33,243)
------------------------------------------------------------------------------------------------------------------------------
   Net realized and unrealized loss on investments,options and foreign currency transactions                    (109,558,757)
------------------------------------------------------------------------------------------------------------------------------
Net Decrease in Net Assets Resulting from Operations                                                         $  (103,140,644)
==============================================================================================================================

See notes to financial statements.

18 | Annual Report | October 31, 2008

LCM | Advent/Claymore Enhanced Growth & Income Fund
Statement of Changes in Net Assets |

                                                                                               For the          For the
                                                                                            Year Ended       Year Ended
                                                                                      October 31, 2008  October 31, 2007
------------------------------------------------------------------------------------------------------------------------
Change in Net Assets from Operations
   Net investment income                                                              $      6,418,113   $   5,934,940
   Net realized gain (loss) on investments,options and foreign currency transactions       (44,668,243)     20,909,185
   Net change in unrealized appreciation (depreciation) on investments,options and
      foreign currency translation                                                         (64,890,514)      4,103,545
------------------------------------------------------------------------------------------------------------------------
      Net increase (decrease) in net assets resulting from operations                     (103,140,644)     30,947,670
------------------------------------------------------------------------------------------------------------------------
Distributions to Common Shareholders from
   Net investment income                                                                   (12,263,004)    (21,746,612)
   Return of capital                                                                        (9,501,836)             --
------------------------------------------------------------------------------------------------------------------------
   Total dividends and distributions to common shareholders                                (21,764,840)    (21,746,612)
------------------------------------------------------------------------------------------------------------------------
Capital Share Transactions
   Reinvestment of dividends                                                                      --           439,291
------------------------------------------------------------------------------------------------------------------------
      Net increase from capital share transactions                                                --           439,291
------------------------------------------------------------------------------------------------------------------------
      Total increase (decrease) in net assets                                             (124,905,484)      9,640,349
Net Assets
   Beginning of year                                                                       273,288,178     263,647,829
------------------------------------------------------------------------------------------------------------------------
   End of year (including accumulated undistributed net investment income of $602,737
      and $767,805)                                                                   $    148,382,694   $ 273,288,178
========================================================================================================================

See notes to financial statements.

Annual Report | October 31, 2008 | 19

LCM | Advent/Claymore Enhanced Growth & Income Fund
Financial Highlights |

                                                                                                                     For the Period
                                                                                                                        January 31,
                                                                                    For the      For the       For the        2005*
                                                                                 Year Ended   Year Ended    Year Ended      through
Per share operating performance                                                  October 31,  October 31,   October 31, October 31,
for a common share outstanding throughout the period                                   2008         2007          2006         2005
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                             $    20.09   $    19.41   $     18.51  $   19.10(a)
------------------------------------------------------------------------------------------------------------------------------------
Income from investment operations
   Net investment income (b)                                                           0.47         0.44          0.58         0.47
   Net realized and unrealized gain (loss) on investments,
     options and foreign currency transactions                                        (8.05)        1.84          1.92        (0.22)
------------------------------------------------------------------------------------------------------------------------------------
      Total from investment operations                                                (7.58)        2.28          2.50         0.25
------------------------------------------------------------------------------------------------------------------------------------
Common shares' offering expenses charged to paid-in capital                              --           --            --        (0.04)
------------------------------------------------------------------------------------------------------------------------------------
Distributions to Common Shareholders
   Net investment income                                                              (0.90)       (1.60)        (1.60)       (0.80)
   Return of capital                                                                  (0.70)          --            --           --
------------------------------------------------------------------------------------------------------------------------------------
      Total dividends and distributions to common shareholders                        (1.60)       (1.60)        (1.60)       (0.80)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                                   $    10.91   $    20.09   $     19.41  $     18.51
====================================================================================================================================
Market value, end of period                                                      $     8.97   $    17.46   $     18.78  $     16.83
====================================================================================================================================
Total investment return (c)
   Net asset value                                                                   -40.37%       12.24%        14.11%        1.12%
   Market value                                                                      -42.88%        1.08%        22.20%      -12.08%
Ratios and supplemental data
Net assets, end of period (thousands)                                            $  148,383   $  273,288   $   263,648   $  251,349
Ratio of net expenses to average net assets                                            1.34%        1.26%         1.29%     1.38%(d)
Ratio of net investment income to average net assets                                   2.91%        2.21%         3.09%     3.37%(d)
Portfolio turnover rate                                                                 192%         181%          415%      246%

*   Commencement of investment operations.

(a) Before deduction of offering expenses charged to capital.

(b) Based on average shares outstanding during the period.

(c) Total investment return is calculated assuming a purchase of a common share at the beginning of the period and a sale on the last day of the period reported either at net asset value ("NAV") or market price per share. Dividends and distri- butions are assumed to be reinvested at NAV for NAV returns or the prices obtained under the Fund's Dividend Reinvestment Plan for market value returns.Total investment return does not reflect brokerage commissions.A return calculated for a period of less than one year is not annualized.

(d) Annualized.


See notes to financial statements.

20 | Annual Report | October 31, 2008

LCM | Advent/Claymore Enhanced Growth & Income Fund
Notes to Financial Statements | October 31, 2008

Note 1 -- Organization:
Advent/Claymore Enhanced Growth & Income Fund (the "Fund") was organized as a Delaware statutory trust on January 30,2004.The Fund is registered as a diversified,closed-end management investment company under the Investment Company Act of 1940,as amended.

The Fund's primary investment objective is to provide current income and current gains from trading in securities,with a secondary objective of long-term capital appreciation.The Fund will pursue its investment objectives by investing its assets in dividend and interest paying equity securities,convertible securities and non-convertible high-yield securities.Also,in pursuit of the Fund's primary investment objective,the Fund intends to engage in an option strategy of writing (selling) covered call options on at least 50% of the securities held in the portfolio.There can be no assurance the Fund will achieve its investment objectives.

Note 2 --Accounting Policies:
The preparation of the financial statements in accordance with U.S.generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements.Actual results could differ from these estimates.

The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of Investments
Equity securities listed on an exchange are valued at the last reported sale price on the primary exchange on which they are traded.Equity securities traded on an exchange for which there are no transactions on a given day are valued at the mean of the closing bid and asked prices.Securities traded on NASDAQ are valued at the NASDAQ Official Closing Price.Equity securities not listed on a securities exchange or NASDAQ are valued at the mean of the closing bid and asked prices.Debt securities are valued by independent pricing services or dealers using the closing bid prices for such securities or,if such prices are not available,at prices for securities of comparable maturity,quality and type.Futures contracts are valued using the settlement price established each day on the exchange on which they are traded.Exchange-traded options are valued at the closing price,if traded that day.If not traded,they are valued at the mean of the bid and asked prices on the primary exchange on which they are traded.For those securities where quotations or prices are not available,valuations are determined in accordance with procedures established in good faith by the Board of Trustees. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost,which approximates market value.

The Fund values synthetic convertible securities based on quotations obtained from unaffiliated brokers who are the principal market-makers in such securities.Such valuations are derived by the brokers from proprietary models which are generally based on readily available market information including valuations of the common stock underlying the synthetic security,and the volatility observed in the market on such common stocks.Because of the inherent uncertainty in the valuation process,it is reasonably possible that the estimated values may differ from the values that would have been used had a more active market for the investments existed,and such differences could be material.As of October 31,2008,approximately $8,337,320,representing 6.3% of total fund investments,are invested in these synthetic convertible securities.

(b) Investment Transactions and Investment Income
Investment transactions are accounted for on the trade date.Realized gains and losses on investments are determined on the identified cost basis.Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis.Discounts or premiums on corporate debt securities purchased are accreted or amortized to interest income over the lives of the respective securities using the effective interest method.

(c) Currency Translation
Assets and liabilities denominated in foreign currencies are translated into U.S.dollars at the mean of the bid and asked price of respective exchange rates on the last day of the period.Purchases and sales of investments denominated in foreign currencies are translated at the exchange rate on the date of the transaction.

The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held.Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Foreign exchange realized gain or loss resulting from holding of a foreign currency,expiration of a currency exchange contract, difference in exchange rates between the trade date and settlement date of an investment purchased or sold,and the difference between dividends actually received compared to the amount shown in the Fund's accounting records on the date of receipt is shown as net realized gains or losses on foreign currency transactions in the Fund's Statement of Operations.

Foreign exchange unrealized gain or loss on assets and liabilities,other than investments,is shown as unrealized appreciation (depreciation) on foreign currency translation in the Fund's Statement of Operations.

(d) Options
The Fund intends to pursue its primary objective by employing an option strategy of writing (selling) covered call options on at least 50% of the securities held in the portfolio of the Fund.The Fund seeks to produce a high level of current income and gains generated from option writing premiums and,to a lesser extent, from dividends.

Annual Report l October 31, 2008 l 21

LCM | Advent/Claymore Enhanced Growth & Income Fund | Notes to Financial Statements continued

An option on a security is a contract that gives the holder of the option,in return for a premium,the right to buy from (in the case of a call) or sell to (in the case of a put) the writer of the option the security underlying the option at a specified exercise or "strike"price.The writer of an option on a security has the obligation upon exercise of the option to deliver the underlying security upon payment of the exercise price (in the case of a call) or to pay the exercise price upon delivery of the underlying security (in the case of a put).

There are several risks associated with transactions in options on securities.As the writer of a covered call option,the Fund forgoes,during the option's life,the opportunity to profit from increases in the market value of the security covering the call option above the sum of the premium and the strike price of the call,but has retained the risk of loss should the price of the underlying security decline.The writer of an option has no control over the time when it may be required to fulfill its obligation as writer of the option.Once an option writer has received an exercise notice,it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver the underlying security at the exercise price.

When an option is written,the premium received is recorded as an asset with an equal liability and is subsequently marked to market to reflect the current market value of the option written.These liabilities are reflected as options written in the Statement of Assets and Liabilities.Premiums received from writing options which expire unexercised are recorded on the expiration date as a realized gain.The difference between the premium received and the amount paid on effecting a closing purchase transaction,including brokerage commissions,is also treated as a realized gain,or if the premium is less than the amount paid for the closing purchase transactions,as a realized loss.If a call option is exercised,the premium is added to the proceeds from the sale of the underlying security in determining whether there has been a realized gain or loss.

(e) Forward Exchange Currency Contracts
The Fund may enter into forward exchange currency contracts in order to hedge its exposure to the change in foreign currency exchange rates on its foreign portfolio holdings,to hedge certain firm purchases and sales commitments denominated in foreign currencies and for investment purposes.A forward exchange currency contract is a commitment to purchase or sell a foreign currency on a future date at a negotiated forward rate.The gain or loss arising from the difference between the original contracts and the closing of such contracts would be included in net realized gain or loss on foreign currency transactions.

Fluctuations in the value of open forward exchange currency contracts are recorded for financial reporting purposes as unrealized appreciation and depreciation by the Fund.

Risk may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S.dollar.The face or contract amount,in U.S.dollars,reflects the total exposure the Fund has in that particular currency contract.Forward exchange currency contracts involve elements of both market and credit risk in excess of the amounts reflected on the Statement of Assets and Liabilities.

(f) Distributions to Shareholders
The Fund declares and pays quarterly dividends to common shareholders.These dividends consist of investment company taxable income,which generally includes qualified dividend income,ordinary income and short-term capital gains.Any net realized long-term gains are distributed annually to common shareholders.

Distributions to shareholders are recorded on the ex-dividend date.The amount and timing of distributions are determined in accordance with federal income tax regulations,which may differ from U.S.generally accepted accounting principles.

Note 3 -- Investment Advisory Agreement, Investment Management Agreement and Other Agreements:
Pursuant to an Investment Advisory Agreement (the "Agreement") between Claymore Advisors,LLC (the "Adviser") and the Fund,the Adviser furnishes offices, necessary facilities and equipment,provides administrative services to the Fund,oversees the activities of Advent Capital Management,LLC (the "Investment Manager"),provides personnel and pays the compensation of all Trustees and Officers of the Fund who are its affiliates.As compensation for these services,the Fund pays the Adviser an annual fee,payable monthly in arrears,at an annual rate equal to 0.49% of the average Managed Assets during such month.Managed Assets means the total of assets of the Fund (including any assets attributable to any preferred shares or otherwise attributable to the use of financial leverage,if any) less the sum of accrued liabilities.

Pursuant to an Investment Management Agreement between the Investment Manager and the Fund,the Fund has agreed to pay the Investment Manager an annual fee,payable monthly in arrears,at an annual rate equal to 0.51% of the average Managed Assets during such month for the services and facilities provided by the Investment Manager to the Fund.These services include the day-to-day management of the Fund's portfolio of securities,which includes buying and selling securities for the Fund and investment research.The Investment Manager also provides personnel to the Fund and pays the compensation of all Trustees and Officers of the Fund who are its affiliates.

The Bank of New York Mellon ("BNY") acts as the Fund's custodian, accounting and transfer agent.As custodian,BNY is responsible for the custody of the Fund's assets.As transfer agent,BNY is responsible for performing transfer agency services for the Fund.As accounting agent,BNY is responsible for maintaining the books and records of the Fund's securities and cash.

22 | Annual Report | October 31, 2008 |

LCM | Advent/Claymore Enhanced Growth & Income Fund | Notes to Financial Statements continued

Prior to May 1,2008, BNY provided Fund Administration Services to the
Fund. Effective May 1,2008, Claymore Advisors,LLC began providing Fund Administration services to the Fund.As compensation for its services performed under the Administration Agreement, Claymore Advisors,LLC receives an administration fee payable monthly at the annual rate set forth below as a percentage of the average daily managed assets of the Fund:

Managed Assets        Rate
------------------- -------
First $200,000,000  0.0275%
Next $300,000,000   0.0200%
Next $500,000,000   0.0150%
Over $1,000,000,000 0.0100%
------------------- -------

Certain Officers and Trustees of the Fund are also Officers and Directors of the Adviser or Investment Manager.The Fund does not compensate its Officers or Trustees who are Officers of the aforementioned firms.

Note 4 -- Federal Income Taxes:
The Fund intends to continue to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986,as amended,applicable to regulated investment companies.Accordingly,no provision for U.S.federal income taxes is required.In addition,by distributing substantially all of its ordinary income and long-term capital gains,if any,during each calendar year,the Fund can avoid a 4% federal excise tax that is assessed on the amount of the under distribution.For the 2007 calendar year,the Fund was under distributed for excise tax purposes.Therefore,the Fund was subject to a 4% excise tax totaling $5,691.

In order to present paid-in-capital in excess of par,undistributed net investment income and accumulated realized gains or losses on the Statement of Assets and Liabilities that more closely represent their tax character,certain adjustments have been made to undistributed net investment income and accumulated realized gains or losses on investments.A permanent book and tax difference relating to a distribution of capital gains for tax purposes in the amount of $5,497,655 was reclassified from accumulated undistributed net investment income to accumulated net realized gain.A permanent book and tax difference relating to the distributions received from real estate investment trusts,royalty trusts and trust preferred securities totaling $111,447 was reclassified from accumulated undistributed net investment income to accumulated realized gain.A permanent book and tax difference relating to gains on foreign currency transactions in the amount of $65,030 were reclassified from net realized gain to net investment income.Finally,excise taxes are not deductible for federal income tax purposes and therefore have been reclassified from accumulated undistributed net investment income to capital.

At October 31,2008,the cost and related gross unrealized appreciation and depreciation on investments for tax purposes,excluding written options and foreign currency translations are as follows:

                                                                              Undistributed  Undistributed
    Cost of                                     Net Tax    Net Tax Unrealized     Ordinary     Long-Term
Investments     Gross Tax    Gross Tax       Unrealized        Depreciation       Income/          Gains/
    for Tax    Unrealized   Unrealized      Depreciation   on Derivatives and (Accumulated   (Accumulated
  Purposes    Appreciation Depreciation   on Investments    Foreign Currency  Ordinary Loss)  Capital Loss)
------------- ------------ -------------- ---------------- ------------------ -------------- ---------------
 $191,567,812   $1,497,971  $(59,729,989)    $(58,232,018)        $(433,574)          --       $(42,678,271)
------------- ------------ -------------- ---------------- ------------------ -------------- ---------------

The differences between book basis and tax basis unrealized appreciation/(depreciation) are attributable to the tax deferral of losses on wash sales and additional income accrued for tax purposes on certain convertible securities.

At October 31,2008,for federal income tax purposes,the Fund had a capital loss carryforward of $42,678,271 available to offset possible future capital gains.The capital loss carryforward is set to expire on October 31,2016.

For the years ended October 31,2008 and October 31,2007,the tax character of distributions paid of $10,938,810 and $21,746,612 was ordinary income, $1,324,194 and $0 was long-term capital gain,and $9,501,836 and $0 was return of capital,respectively.

On July 13,2006, the Financial Accounting Standards Board ("FASB") released FASB Interpretation No.48, "Accounting for Uncertainty in Income Taxes"("FIN 48"). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Fund's tax returns to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year.Management has evaluated the implications of FIN 48 and has determined it does not have any impact on the financial statements as of October 31,2008. There is no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on the tax return for the fiscal year-end October 31,2008. The Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in twelve months.

FIN 48 requires the Fund to analyze all open tax years.Open tax years are those years that are open for examination by the relevant income taxing authority.
As of October 31,2008,open Federal and state income tax years include the tax years ended October 31,2005,2006,2007 and 2008.The Fund does not have an examination in progress.

Annual Report | October 31, 2008 | 23

LCM | Advent/Claymore Enhanced Growth & Income Fund | Notes to Financial Statements continued

Note 5 -- Investments in Securities:
For the year ended October 31,2008,purchases and sales of investments,excluding options and short-term securities,were $411,531,654 and $432,017,054,respectively.

The Fund entered into written option contracts for the year ended October
31,2008.

Details of the transactions were as follows:
                                                        Number of Contracts      Premiums Received
------------------------------------------------------- ------------------- -------------------------
Options outstanding,beginning of year                               10,435              $ 1,530,278
Options written during the year                                    108,719               13,313,724
Options expired during the year                                    (30,428)              (3,354,549)
Options closed during the year                                     (61,042)              (7,814,810)
Options assigned during the year                                   (15,839)              (2,597,227)
------------------------------------------------------- ------------------- ------------ ------------
Options outstanding,end of year                                     11,845              $ 1,077,416
------------------------------------------------------- ------------------- ------------ ------------

Note 6 -- Derivatives:

At October 31,2008,the following forward exchange currency contracts were outstanding:

                                                                                        Unrealized
Short Contracts                                              Current Value  Appreciation/Depreciation
------------------------------------------------------- ------------------- -------------------------
Canadian Dollar,1,400,000 expiring 12/17/08                    $ 1,151,449             $   165,455
EURO,1,400,000,expiring 12/17/08                                 1,772,621                 209,359
Hong Kong Dollar,5,502,520 expiring 11/3/08 to 11/4/08             709,961                      63
Japanese Yen,558,400,000 expiring 12/17/08                       5,689,860                (365,172)
Pound Sterling,1,150,000 expiring 12/17/08                       1,852,975                 195,980
Swiss Franc,2,300,000 expiring 12/17/08                          1,970,637                  94,273
------------------------------------------------------- ------------------- ------------ ------------
                                                                                       $   299,958
------------------------------------------------------- ------------------- ------------ ------------

                                                                                        Unrealized
Long Contracts                                               Current Value  Appreciation/Depreciation
------------------------------------------------------- ------------------- -------------------------
Hong Kong Dollar,10,252,500 expiring 11/4/08 to 11/5/08        $ 1,322,826             $      (126)
Japanese Yen,350,000,000,expiring 12/17/08                       3,558,719                (271,441)
Pound Sterling,500,000,expiring 12/17/08                           309,454                  (8,612)
Swiss Franc,500,000,expiring 12/17/08                              428,064                  (7,628)
------------------------------------------------------- ------------------- ------------ ------------
                                                                                          (287,807)
------------------------------------------------------- ------------------- ------------ ------------
Total Unrealized Appreciation/Depreciation on
  forward exchange currency contracts                                                  $    12,151
------------------------------------------------------- ------------------- ------------ ------------

Note 7 -- Capital:

Common Shares

The Fund has an unlimited amount of common shares,$0.001 par value,authorized and 13,603,025 issued and outstanding.In connection with the Fund's dividend reinvestment plan,the Fund did not issue shares during the year ended October 31,2008 but issued 22,785 shares during the year ended October 31,2007.

Note 8 -- Indemnifications:
In the normal course of business,the Fund enters into contracts that contain a variety of representations,which provide general indemnifications.The Fund's maximum exposure under these arrangements is unknown,as this would involve future claims that may be made against the Fund that have not yet occurred. However,the Fund expects the risk of loss to be remote.

24 | Annual Report | October 31, 2008

LCM | Advent/Claymore Enhanced Growth & Income Fund | Notes to Financial Statements continued

Note 9 -- Subsequent Event:
On October 1,2008,the Board of Trustees declared a quarterly dividend of $0.35 per common share.This dividend was payable on November 28,2008 to shareholders of record on November 14,2008.On December 1,2008,the Board of Trustees declared a quarterly dividend of $0.264 per common share.This dividend is payable on February 27,2009 to shareholders of record on February 13,2009.

Note 10 -- New Accounting Pronouncements:
In September 2006,the FASB released Statement of Financial Accounting Standards No.157,"Fair Value Measurements"("FAS 157").This standard clarifies the definition of fair value for financial reporting,establishes a framework for measuring fair value and requires additional disclosures about the use of fair value measurements.FAS 157 is effective for financial statements issued for fiscal years beginning after November 15,2007 and interim periods within those fiscal years. As of October 31,2008,the Fund does not believe the adoption of FAS 157 will impact the amounts reported in the financial statements,however,additional disclosure will be required about the inputs used to develop measurements of fair value and the effect of certain of the measurements reported in the statement of operations for a fiscal period.

In March 2008,the FASB issued SFAS No.161,"Disclosures about Derivative Instruments and Hedging Activities." This standard is intended to enhance financial statement disclosures for derivative instruments and hedging activities and enable investors to understand:a) how and why a fund uses derivative instruments,b) how derivatives instruments and related hedge fund items are accounted for,and c) how derivative instruments and related hedge items affect a fund's financial position,results of operations and cash flows.SFAS No.161 is effective for financial statements issued for fiscal years and interim periods beginning after November 15,2008. In September 2008, the FASB issued a Staff Position amending SFAS No.133, "Accounting for Derivative Instruments and Hedging Activities." This amendment would require disclosures by sellers of credit derivatives, including credit derivatives embedded in hybrid instrument. This amendment is effective for financial statements issued for fiscal years and interim periods ending after November 15, 2008. As of October 31, 2008, management does not believe the adoption of SFAS No.161 nor amended SFAS No.133 will impact the financial statement amounts; however, additional footnote disclosures may be required about the use of derivative instruments and hedging items.

Annual Report | October 31, 2008 | 25

LCM | Advent/Claymore Enhanced Growth & Income Fund
Report of Independent Registered Public Accounting Firm |

To the Board of Trustees and Shareholders of Advent/Claymore Enhanced Growth & Income Fund:

In our opinion,the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly,in all material respects, the financial position of the Advent/Claymore Enhanced Growth & Income Fund (the "Fund") at October 31,2008, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented,in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining,on a test basis, evidence supporting the amounts and disclosures in the financial statements,assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits,which included confirmation of securities at October 31, 2008 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
New York, New York
December 26, 2008

26 | Annual Report | October 31, 2008

LCM | Advent/Claymore Enhanced Growth & Income Fund
Supplemental Information | (unaudited)

Federal Income Tax Information
Qualified dividend income of as much as $2,834,302 was received by the Fund through October 31,2008.The Fund intends to designate the maximum amount of dividends that qualify for the reduced tax rate pursuant to the Jobs and Growth Tax Relief Reconciliation Act of 2003.

The Fund is designating $1,324,194 as long-term capital gains distributions pursuant to IRS Section 852(b)(3)(C).

For corporate shareholders $1,013,865 of investment income (dividend income plus short-term gains,if any) qualified for the dividends-received deduction.

In January 2009,you will be advised on IRS Form 1099 DIV or substitute 1099 DIV as to the federal tax status of the distributions received by you in the calendar year 2008.

Results of Shareholder Votes
The Annual Meeting of Shareholders of the Fund was held on September 23,2008.At this meeting,shareholders voted on the election of trustees.

With regard to the election of the following Class I Trustees by common shareholders of the Fund:

                           # of Shares
--------------- ---------- ----------- ---------
                In Favor               Withheld
--------------- ---------- ----------- ---------
Daniel L.Black  10,963,898               143,958
Ronald A.Nyberg 10,964,993               142,863
Michael A.Smart 10,965,602               142,254

Trustees
The Trustees of the Advent/Claymore Enhanced Growth & Income Fund and their principal occupations during the past five years:

Name, Address,
Year of                                                                                 Number of
Birth and            Term of                                                            Funds in
Position(s)          Office*        Principal Occupations During                        Fund Complex**
Held with            and Length of  the Past Five Years and                             Overseen            Other Directorships
Registrant           Time Served    Other Affiliations                                  by Trustee          Held by Trustee
------------------------------------------------------------------------------------------------------------------------------------
Independent Trustees:
------------------------------------------------------------------------------------------------------------------------------------
Daniel L. Black+     Since 2005     Partner, the Wicks Group of Cos., LLC (2003-present).          3        Director of Penn Foster
Year of birth: 1960                 Formerly, Managing Director and Co-head of the                          Education Group, Inc.
Trustee                             Merchant Banking Group at BNY Capital Markets,
                                    a division of The Bank of New York Co., Inc. (1998-2003).
------------------------------------------------------------------------------------------------------------------------------------
Randall C. Barnes++  Since 2005     Private Investor (2001-present), Formerly,
Year of birth: 1951                 Senior Vice President, Treasurer, PepsiCo, Inc.               43        None.
Trustee                             (1993-1997), President, Pizza Hut International
                                    (1991-1993) and Senior Vice President,
                                    Strategic Planning and New Business Development
                                    (1987-1990) of PepsiCo, Inc. (1987-1997).
------------------------------------------------------------------------------------------------------------------------------------
Derek Medina+        Since 2004     Senior Vice President, Business Affairs at ABC News            3        Director of Young
Year of birth: 1966                 (2008-present). Vice President, Business                                Scholar's Institute.
Trustee                             Affairs and News Planning at ABC News (2003-2008).
                                    Formerly, Executive Director, Office of the
                                    President at ABC News (2000-2003). Former Associate
                                    at Cleary Gottlieb Steen & Hamilton (law firm)
                                    (1995-1998). Former associate in Corporate Finance
                                    at J.P. Morgan/ Morgan Guaranty (1988-1990).
------------------------------------------------------------------------------------------------------------------------------------
Ronald A. Nyberg++   Since 2004     Partner of Nyberg & Cassioppi, LLC, a law firm                46        None.
Year of birth: 1953                 specializing in corporate law, estate planning and
Trustee                             business transactions (2000-present). Formerly,
                                    Executive Vice President, General Counsel and
                                    Corporate Secretary of Van Kampen Investments (1982-1999).
------------------------------------------------------------------------------------------------------------------------------------
Gerald L. Seizert,   Since 2004     Chief Executive Officer of Seizert Capital Partners, LLC,      3        Former Director of
CFP+                                where he directs the equity disciplines of the firm and                 Loomis, Sayles and Co.,
Year of birth: 1952                 serves as a co-manager of the firmhedge fund, Proper Associates, LLC    L.P.
Trustee                             (2000-present). Formerly, Co-Chief Executive (1998-1999)
                                    and a Managing Partner and Chief Investment Officer-Equities
                                    of Munder Capital Management, LLC (1995-1999). Former Vice
                                    President and Portfolio Manager of Loomis, Sayles & Co.,
                                    L.P. (asset manager) (1984-1995). Former Vice President and
                                    Portfolio Manager at First of America Bank (1978-1984).
------------------------------------------------------------------------------------------------------------------------------------
Michael A. Smart+    Since 2004     Managing Partner, Cordova, Smart & Williams LLC, Advisor       3        Director, Country Pure
Year of birth: 1960                 to First Atlantic Capital Ltd., (2001-present).                         Foods. Chairman,
Trustee                             Formerly, a Managing Director in Investment Banking-The                 Board of Directors,
                                    Private Equity Group (1995-2001) and                                    Berkshire Blanket, Inc.,
                                    a Vice President in Investment Banking-Corporate Finance                President and Chairman,
                                    (1992-1995) at Merrill Lynch & Co.                                      Board of Directors,
                                    Founding Partner of The Carpediem Group, a private                      Sqwincher Holdings.
                                    placement firm (1991-1992). Former Associate                            Board of Directors,
                                    at Dillon, Read and Co. (investment bank) (1988-1990).                  Sprint  Industrial
                                                                                                            Holdings. Co-chair of
                                                                                                            the Board of H20 plus.
------------------------------------------------------------------------------------------------------------------------------------

+ Address for all Trustees noted: 1065 Avenue of the Americas, 31st Floor, New York, NY 10018.

++  Address for all Trustees noted: 2455 Corporate West Drive, Lisle, IL 60532.

* After a Trustee's initial term, each Trustee is expected to serve a three-year term concurrent with the class of Trustees for which he serves:

      - Messrs. Smart, Nyberg and Black, as Class I Trustees, are expected to stand for re-election at the Fund's 2011 annual meeting of shareholders.

      - Messrs. Maitland and Dalmaso, as Class II Trustees, are expected to stand for re-election at the Fund's 2009 annual meeting of shareholders.

      - Messrs. Seizert, Medina and Barnes, as Class III Trustees, are expected to stand for re-election at the Fund's 2010 annual meeting of shareholders.

** The Claymore Fund Complex consists of U.S. registered investment companies advised or serviced by Claymore Advisors, LLC or Claymore Securities, Inc. The Claymore Fund Complex is overseen by multiple Boards of Trustees.

Annual Report | October 31, 2008 | 27

LCM | Advent/Claymore Enhanced Growth & Income Fund
Supplemental Information (unaudited) continued

Name, Address,
Year of                                                                                 Number of
Birth and            Term of                                                            Funds in
Position(s)          Office*        Principal Occupations During                        Fund Complex**
Held with            and Length of  the Past Five Years and                             Overseen            Other Directorships
Registrant           Time Served    Other Affiliations                                  by Trustee          Held by Trustee
------------------------------------------------------------------------------------------------------------------------------------
Independent Trustees:
------------------------------------------------------------------------------------------------------------------------------------
Tracy V. Maitland+0  Since 2004     President of Advent Capital Management, LLC, which             3        None.
Year of birth: 1960                 he founded in 1995. Prior to June 2001, President
Trustee, President                  of Advent Capital Management, a division of
and Chief                           Utendahl Capital.
Executive Officer
------------------------------------------------------------------------------------------------------------------------------------
Nicholas Dalmaso++00 Since 2004     Attorney. Formerly, Senior Managing Director and              45        None.
Year of Birth: 1965                 Chief Administrative Officer (2007-2008) and General
Trustee                             Counsel (2001-2007) of Claymore Advisors, LLC and
                                    Claymore Securities, Inc. Formerly, Assistant
                                    General Counsel, John Nuveen and Company Inc.
                                    (1999-2000). Former Vice President and Associate
                                    General Counsel of Van Kampen Investments, Inc.
                                    (1992-1999).
------------------------------------------------------------------------------------------------------------------------------------

0 Mr. Maitland is an "interested person" (as defined in section 2(a)(19) of the 1940 Act) of the Fund because of his position as an officer of Advent Capital Management, LLC, the Fund's Investment Manager.

00 Mr. Dalmaso is an "interested person" (as defined in section 2(a)(19) of the 1940 Act) of the Fund because of his former position as an officer of, and his equity ownership in, the Adviser and certain of its affiliates.

--------------------------------------------------------------------------------

Officers

The Officers of the Advent/Claymore Enhanced Growth & Income Fund and their principal occupations during the past five years:

Name, Address*, Year       Term of
of Birth and               Office** and
Position(s) Held           Length of                 Principal Occupations During the Past Five
with Registrant            Time Served               Yearsand Other Affiliations
------------------------------------------------------------------------------------------------------------------------------------
Officers:
------------------------------------------------------------------------------------------------------------------------------------
F. Barry Nelson            Since 2005            Co-Portfolio Manager at Advent Capital Management, LLC (2001-present). Prior to
Year of birth: 1943                              2001, Mr. Nelson held the same position at Advent Capital Management, a division
Vice President                                   of Utendahl Capital.
------------------------------------------------------------------------------------------------------------------------------------
Robert White               Since 2005            Chief Financial Officer, Advent Capital Management, LLC (2005-present). Previously,
Year of birth: 1965                              Vice President, Client Service Manager, Goldman Sachs Prime Brokerage (1997-2005).
Treasurer and
Chief Financial Officer

------------------------------------------------------------------------------------------------------------------------------------
Rodd Baxter                Since 2005            General Counsel, Advent Capital Management, LLC (2002-present); Formerly, Director
Year of birth: 1950                              and Senior Counsel, SG Cowen Securities Corp. (1998-2002).
Secretary and Chief
Compliance Officer
------------------------------------------------------------------------------------------------------------------------------------
Steven M. Hill             Since 2005            Senior Managing Director and Chief Financial Officer of Claymore Advisors, LLC and
2455 Corporate West Drive                        Claymore Securities, Inc. (2005-present). Formerly, Chief Financial Officer
Lisle, IL 60532                                  (2005-2006) of Claymore Group, Inc., Managing Director of Claymore Advisors,
Year of birth: 1964                              LLC and Claymore Securities, Inc. (2003-2005). Previously,
Assistant Treasurer                              Treasurer of Henderson Global Funds and Operations Manager for
                                                 Henderson Global Investors (North America) Inc., (2002-2003); Managing Director,
                                                 FrontPoint Partners LLC (2001-2002); Vice President, Nuveen
                                                 Investments (1999-2001); Chief Financial Officer, Skyline Asset Management LP
                                                 (1999); Vice President, Van Kampen Investments and Assistant
                                                 Treasurer, Van Kampen mutual funds (1989-1999).
------------------------------------------------------------------------------------------------------------------------------------

* Address for all Officers unless otherwise noted: 1065 Avenue of the Americas, 31st Floor, New York, NY 10018.

** Officers serve at the pleasure of the Board of Trustees and until his or her successor is appointed and qualified or until his or her earlier resignation or removal.


28 | Annual Report | October 31, 2008

LCM | Advent/Claymore Enhanced Growth & Income Fund
Dividend Reinvestment Plan | (unaudited)

Unless the registered owner of common shares elects to receive cash by contacting The Bank of New York Mellon (the"Plan Administrator"),all dividends declared on common shares of the Fund will be automatically reinvested by the Plan Administrator for shareholders in the Fund's Dividend Reinvestment Plan (the"Plan"),in additional common shares of the Fund. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by notice if received and processed by the Plan Administrator prior to the dividend record date;otherwise such termination or resumption will be effective with respect to any subsequently declared dividend or other distribution.Some brokers may automatically elect to receive cash on your behalf and may re-invest that cash in additional common shares of the Fund for you.If you wish for all dividends declared on your common shares of the Fund to be automatically reinvested pursuant to the Plan,please contact your broker.

The Plan Administrator will open an account for each common shareholder under the Plan in the same name in which such common shareholder's common shares are registered.Whenever the Fund declares a dividend or other distribution (together,a "Dividend") payable in cash,non-participants in the Plan will receive cash and participants in the Plan will receive the equivalent in common shares.The common shares will be acquired by the Plan Administrator for the participants'accounts,depending upon the circumstances described below,either
(i) through receipt of additional unissued but authorized common shares from the Fund ("Newly Issued Common Shares") or (ii) by purchase of outstanding common shares on the open market ("Open-Market Purchases") on the New York Stock Exchange or elsewhere.If,on the payment date for any Dividend,the closing market price plus estimated brokerage commission per common share is equal to or greater than the net asset value per common share,the Plan Administrator will invest the Dividend amount in Newly Issued Common Shares on behalf of the participants.The number of Newly Issued Common Shares to be credited to each participant's account will be determined by dividing the dollar amount of the Dividend by the net asset value per common share on the payment date;provided that,if the net asset value is less than or equal to 95% of the closing market value on the payment date,the dollar amount of the Dividend will be divided by 95% of the closing market price per common share on the payment date.If,on the payment date for any Dividend,the net asset value per common share is greater than the closing market value plus estimated brokerage commission, the Plan Administrator will invest the Dividend amount in common shares acquired on behalf of the participants in Open-Market Purchases.

If, before the Plan Administrator has completed its Open-Market Purchases, the market price per common share exceeds the net asset value per common share,the average per common share purchase price paid by the Plan Administrator may exceed the net asset value of the common shares, resulting in the acquisition of fewer common shares than if the Dividend had been paid in Newly Issued Common Shares on the Dividend payment date.Because of the foregoing difficulty with respect to Open-Market Purchases,the Plan provides that if the Plan Administrator is unable to invest the full Dividend amount in Open-Market Purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Administrator may cease making Open-Market Purchases and may invest the uninvested portion of the Dividend amount in Newly Issued Common Shares at net asset value per common share at the close of business on the Last Purchase Date provided that, if the net asset value is less than or equal to 95% of the then current market price per common share;the dollar amount of the Dividend will be divided by 95% of the market price on the payment date.

The Plan Administrator maintains all shareholders'accounts in the Plan and furnishes written confirmation of all transactions in the accounts, including information needed by shareholders for tax records.Common shares in the account of each Plan participant will be held by the Plan Administrator on behalf of the Plan participant,and each shareholder proxy will include those shares purchased or received pursuant to the Plan.The Plan Administrator will forward all proxy solicitation materials to participants and vote proxies for shares held under the Plan in accordance with the instruction of the participants.

There will be no brokerage charges with respect to common shares issued directly by the Fund. However,each participant will pay a pro rata share of brokerage commission incurred in connection with Open-Market Purchases.The automatic reinvestment of Dividends will not relieve participants of any Federal,state or local income tax that may be payable (or required to be withheld) on such Dividends.

The Fund reserves the right to amend or terminate the Plan.There is no direct service charge to participants with regard to purchases in the Plan;however,the Fund reserves the right to amend the Plan to include a service charge payable by the participants.

All correspondence or questions concerning the Plan should be directed to the Plan Administrator, The Bank of New York Mellon, Attention: Stock Transfer Department, 101 Barclay 11E, New York, NY 10286; Phone Number: (866) 488-3559.

Annual Report | October 31, 2008 | 29

LCM | Advent/Claymore Enhanced Growth & Income Fund
Fund Information |

Board of Trustees
Randall C. Barnes
Daniel Black
Nicholas Dalmaso*
TracyV. Maitland**
Chairman
Derek Medina
Ronald A. Nyberg
Gerald L. Seizert
Michael A. Smart

* Trustee is an "interested person" of The Fund as defined in the Investment Company Act of 1940, as amended, because of his former position as an officer of, and his equity ownership in, the Adviser and certain of its affiliates.

** Trustee is an "interested person" of The Fund as defined in the Investment Company Act of 1940, as amended.

Officers
TracyV. Maitland
President and Chief Executive Officer
F. Barry Nelson
Vice President and Assistant Secretary
Robert White
Treasurer and Chief Financial Officer
Rodd Baxter
Secretary and Chief Compliance Officer

Investment Manager
Advent Capital Management, LLC
New York, New York

Investment Adviser
and Administrator
Claymore Advisors, LLC
Lisle, Illinois

Custodian and Transfer Agent
The Bank of New York Mellon
New York, New York

Legal Counsel
Skadden, Arps, Slate, Meagher &
Flom LLP
New York, New York

Independent Registered
Public Accounting Firm
PricewaterhouseCoopers LLP
New York, New York

Privacy Principles of the Fund
The Fund is committed to maintaining the privacy of its shareholders and to safeguarding their non-public personal information.The following information is provided to help you understand what personal information the Fund collects, how the Fund protects that information and why, in certain cases, the Fund may share information with select other parties.

Generally, the Fund does not receive any non-public personal information relating to its shareholders, although certain non-public personal information of its shareholders may become available to the Fund.The Fund does not disclose any non-public personal information about its shareholders or former shareholders to anyone, except as permitted by law or as is necessary in order to service shareholder accounts (for example, to a transfer agent or third party administrator).

The Fund restricts access to non-public personal information about its shareholders to employees of the Fund's investment adviser and its affiliates with a legitimate business need for the informa-tion.The Fund maintains physical, electronic and procedural safeguards designed to protect the non-public personal information of its shareholders.

Questions concerning your shares of Advent/Claymore Enhanced Growth & Income
Fund?

o  If your shares are held in a Brokerage Account, contact your Broker.

o If you have physical possession of your shares in certificate form, contact the Fund's Custodian and Transfer Agent:

The Bank of New York Mellon, 101 Barclay 11E, New York, NY 10286; (866)
488-3559.

This report is sent to shareholders of Advent/Claymore Enhanced Growth and Income Fund for their information. It is not a Prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in this report.

A description of the Fund's proxy voting policies and procedures related to portfolio securities is available without charge, upon request, by calling the Fund at (866) 274-2227.

Information regarding how the Fund voted proxies for portfolio securities, if applicable, during the most recent 12-month period ended June 30, is also available, without charge and upon request by calling the Fund at (866) 274-2227 or by accessing the Fund's Form N-PX on the U.S. Securities & Exchange Commission's ("SEC") website at www.sec.gov or www.claymore.com.

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q.The Fund's Form N-Q is available on the SEC website at www.sec.gov or www.claymore.com. The Fund's Form N-Q may also be viewed and copied at the SEC's Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330 or at www.sec.gov.

In October 2008, the Fund submitted a CEO annual certification to the New York Stock Exchange ("NYSE") in which the Fund's principal executive officer certified that he was not aware, as of the date of the certification, of any violation by the Fund of the NYSE's Corporate Governance listing standards.In addition, as required by Section 302 of the Sarbanes-Oxley Act of 2002 and related SEC rules, the Fund's principal executive and principal financial officers have made quarterly certifications, included in filings with the SEC on Forms N-CSR and N-Q, relating to, among other things, the Fund's disclosure controls and procedures and internal control over financial reporting.

Notice to Shareholders
Notice is hereby given in accordance with Section 239(c) of the Investment Company Act of 1940, as amended, that the Fund may purchase at market prices from time to time shares of its common stock in the open market.

Annual Report | October 31, 2008 | 31

Advent Capital Management, LLC
1065 Avenue of the Americas New York, New York 10018

graphic: LCM listed NYSE (R)

LCM-AR-1008

ITEM 2. CODE OF ETHICS.

(a) The registrant has adopted a code of ethics (the "Code of Ethics") that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.

(b)  Not applicable.

(c) The registrant has not amended its Code of Ethics during the period covered by the shareholder report presented in Item 1 hereto.

(d) The registrant has not granted a waiver or an implicit waiver from a provision of its Code of Ethics.

(e)  Not applicable.

(f)  (1)  The registrant's Code of Ethics is attached hereto as an exhibit.

     (2)  Not applicable.

     (3)  Not applicable.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant's Board of Trustees has determined that it has six audit committee financial experts serving on its audit committee, each of whom is an "independent" Trustee: Randall C. Barnes, Daniel Black, Derek Medina, Ronald Nyberg, Gerald L. Seizert and Michael A. Smart.

Mr. Barnes qualifies as an audit committee financial expert by virtue of his experience obtained as a former Senior Vice President, Treasurer of PepsiCo, Inc.

Mr. Black qualifies as an audit committee financial expert by virtue of his experience obtained as a partner of a private equity firm, which includes review and analysis of audited and unaudited financial statements using GAAP to show accounting estimates, accruals and reserves.

Mr. Medina qualifies as an audit committee financial expert by virtue of his experience obtained as a Senior Vice President, Business Affairs of ABC News and as a former associate in Corporate Finance at J.P. Morgan/Morgan Guaranty, which includes review and analysis of audited and unaudited financial statements using GAAP to show accounting estimates, accruals and reserves.

Mr. Nyberg qualifies as an audit committee financial expert by virtue of his experience obtained as an Executive Vice President, General Counsel and Secretary of Van Kampen Investments, which included review and analysis of offering documents and audited and unaudited financial statements using GAAP to show accounting estimates, accruals and reserves.

Mr. Seizert qualifies as an audit committee financial expert by virtue of his experience obtained as the chief executive officer and portfolio manager of an asset management company, which includes review and analysis of audited and unaudited financial statements using GAAP to show accounting estimates, accruals and reserves.

Mr. Smart qualifies as an audit committee financial expert by virtue of his experience obtained as a managing partner of a private equity firm and a former Vice President at Merrill Lynch & Co, which includes review and analysis of audited and unaudited financial statements using GAAP to show accounting estimates, accruals and reserves.

(Under applicable securities laws, a person who is determined to be an audit committee financial expert will not be deemed an "expert" for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities that are greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and Board of Trustees in the absence of such designation or identification. The designation or identification of a person as an audit committee financial expert pursuant to this Item does not affect the duties, obligations, or liability of any other member of the audit committee or Board of Trustees.)

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Audit Fees: the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements are as follows:

                                    2008: $82,750
                                    2007: $89,750

(b) Audit-Related Fees: the aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this item are as follows:

                                    2008: $0
                                    2007: $0

(c) Tax Fees: the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are as follows:

                                    2008: $14,500
                                    2007: $8,500

(d) All Other Fees: the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) and (c) of this Item are as follows:

                                    2008: $25,800
                                    2007: $0

(e)  Audit Committee Pre-Approval Policies and Procedures:

(1) In accordance with Rule 2-01(c)(7)(A), the Audit Committee pre-approves all of the Audit and Tax Fees of the registrant. All of the services described in paragraphs (b) through (d) above were approved by the Audit Committee in accordance with paragraph (c)(7) of Rule 2-01 of Regulation S-X.

The Trust's Audit Committee has adopted written policies relating to the pre-approval of the audit and non-audit services performed by the Trust's independent auditors. Unless a type of service to be provided by the independent auditors has received general pre-approval, it requires specific pre-approval by the Audit Committee. Under the policies, on an annual basis, the Trust's Audit Committee reviews and pre-approves the services to be provided by the independent auditors without having obtained specific pre-approval from the Audit Committee. The Audit Committee has delegated pre-approval authority to the Audit Committee Chairperson. In addition, the Audit Committee pre-approves any permitted non-audit services to be provided by the independent auditors to the registrant's investment adviser or any entity controlling, controlled by, or under common control with the adviser if such services relate directly to the operations and financial reporting of the Trust.

                       AUDIT COMMITTEE PRE-APPROVAL POLICY
                                       OF
                  ADVENT CLAYMORE ENHANCED GROWTH & INCOME FUND


STATEMENT OF PRINCIPLES

     The Audit Committee (the "Audit Committee") of the Board of Trustees (the "Board") of Advent Claymore Enhanced Growth & Income Fund (the "Trust,") is required to pre-approve all Covered Services (as defined in the Audit Committee Charter) in order to assure that the provision of the Covered Services does not impair the auditors' independence. Unless a type of service to be provided by the Independent Auditor (as defined in the Audit Committee Charter) is pre-approved in accordance with the terms of this Audit Committee Pre-Approval Policy (the

"Policy"), it will require specific pre-approval by the Audit Committee or by any member of the Audit Committee to which pre-approval authority has been delegated.

     This Policy and the appendices to this Policy describe the Audit, Audit-Related, Tax and All Other services that are Covered Services and that have been pre-approved under this Policy. The appendices hereto sometimes are referred to herein as the "Service Pre-Approval Documents". The term of any such pre-approval is 12 months from the date of pre-approval, unless the Audit Committee specifically provides for a different period. At its June meeting of each calendar year, the Audit Committee will review and re-approve this Policy and approve or re-approve the Service Pre-Approval Documents for that year, together with any changes deemed necessary or desirable by the Audit Committee. The Audit Committee may, from time to time, modify the nature of the services pre-approved, the aggregate level of fees pre-approved or both. The Audit Committee hereby directs that each version of this Policy and the Service Pre-Approval Documents approved, re-approved or amended from time to time be maintained with the books and records of the Trust.

DELEGATION

     In the intervals between the scheduled meetings of the Audit Committee, the Audit Committee delegates pre-approval authority under this Policy to the Chairman of the Audit Committee (the "Chairman"). The Chairman shall report any pre-approval decisions under this Policy to the Audit Committee at its next scheduled meeting. At each scheduled meeting, the Audit Committee will review with the Independent Auditor the Covered Services pre-approved by the Chairman pursuant to delegated authority, if any, and the fees related thereto. Based on these reviews, the Audit Committee can modify, at its discretion, the pre-approval originally granted by the Chairman pursuant to delegated authority. This modification can be to the nature of services pre-approved, the aggregate level of fees approved, or both. The Audit Committee expects pre-approval of Covered Services by the Chairman pursuant to this delegated authority to be the exception rather than the rule and may modify or withdraw this delegated authority at any time the Audit Committee determines that it is appropriate to do so.

PRE-APPROVED FEE LEVELS

     Fee levels for all Covered Services to be provided by the Independent Auditor and pre-approved under this Policy will be established annually by the Audit Committee and set forth in the Service Pre-Approval Documents. Any increase in pre-approved fee levels will require specific pre-approval by the Audit Committee (or the Chairman pursuant to delegated authority).

AUDIT SERVICES

     The terms and fees of the annual Audit services engagement for the Trust are subject to the specific pre-approval of the Audit Committee. The Audit Committee will approve, if necessary, any changes in terms, conditions or fees resulting from changes in audit scope, Trust structure or other matters.

     In addition to the annual Audit services engagement specifically approved by the Audit Committee, any other Audit services for the Trust not listed in the Service Pre-Approval Document for the respective period must be specifically pre-approved by the Audit Committee (or the Chairman pursuant to delegated authority).

AUDIT-RELATED SERVICES

     Audit-Related services are assurance and related services that are not required for the audit, but are reasonably related to the performance of the audit or review of the financial statements of the Trust and, to the extent they are Covered Services, the other Covered Entities (as defined in the Audit Committee Charter) or that are traditionally performed by the Independent Auditor. Audit-Related services that are Covered Services and are not listed in the Service Pre-Approval Document for the respective period must be specifically pre-approved by the Audit Committee (or the Chairman pursuant to delegated authority).

TAX SERVICES

     The Audit Committee believes that the Independent Auditor can provide Tax services to the Covered Entities such as tax compliance, tax planning and tax advice without impairing the auditor's independence. However, the Audit Committee will not permit the retention of the Independent Auditor in connection with a transaction initially recommended by the Independent Auditor, the sole business purpose of which may be tax avoidance and the tax treatment of which may not be supported in the Internal Revenue Code and related regulations. Tax services that are Covered Services and are not listed in the Service Pre-Approval Document for the respective period must be specifically pre-approved by the Audit Committee (or the Chairman pursuant to delegated authority).

ALL OTHER SERVICES

     All Other services that are Covered Services and are not listed in the Service Pre-Approval Document for the respective period must be specifically pre-approved by the Audit Committee (or the Chairman pursuant to delegated authority).

PROCEDURES

     Requests or applications to provide Covered Services that require approval by the Audit Committee (or the Chairman pursuant to delegated authority) must be submitted to the Audit Committee or the Chairman, as the case may be, by both the Independent Auditor and the Chief Financial Officer of the respective Covered Entity, and must include a joint statement as to whether, in their view,
(a) the request or application is consistent with the SEC's rules on auditor independence and (b) the requested service is or is not a non-audit service prohibited by the SEC. A request or application submitted to the Chairman between scheduled meetings of the Audit Committee should include a discussion as to why approval is being sought prior to the next regularly scheduled meeting of the Audit Committee.

     (2) None of the services described in each of Items 4(b) through (d) were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)  Not applicable.

(g) The aggregate non-audit fees billed for the last two fiscal years by the registrant's accountant for services rendered to the registrant, the registrant's investment adviser and any entity controlling, controlled by, or under common control with the advisor that provides ongoing services to the registrant (not including a sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) that directly related to the operations and financial reporting of the registrant are as follows:

                                    2008: $40,300
                                    2007: $8,500

(h) Not applicable.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

(a) The registrant has a separately designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934. The audit committee of the registrant is comprised of: Daniel Black, Randall C. Barnes, Derek Medina, Ronald A. Nyberg, Gerald L. Seizert and Michael A. Smart.

(b) Not applicable.

ITEM 6. SCHEDULE OF INVESTMENTS.

The Schedule of Investments is included as part of Item 1.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

The registrant has delegated the voting of proxies relating to its voting securities to its investment advisor, Advent Capital Management, LLC (the "Advisor"). The Advisor's Proxy Voting Policies and Procedures are included as an exhibit hereto.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

(a) (1) Paul Latronica is primarily responsible for the day-to-day management of the registrant's portfolio. The following provides information regarding the portfolio managers as of October 31, 2008:

  ------------------------------------------------------------------------------
           NAME         SINCE      PROFESSIONAL EXPERIENCE
  ------------------------------------------------------------------------------

  ------------------------------------------------------------------------------
  Paul Latronica        2007      Portfolio Manager at Advent Capital
                                  Management, LLC. He has been associated with
                                  Advent Capital Management for more than
                                  six years.
  ------------------------------------------------------------------------------

(a)  (2)  (i-iii)  Other accounts managed. Mr. Latronica does not manage any performance based fee accounts. The following summarizes information regarding each of the other accounts managed by the Advent Portfolio Manager as of October 31, 2008:

                     REGISTERED INVESTMENT         OTHER POOLED INVESTMENT
                           COMPANIES                      VEHICLES                       OTHER ACCOUNTS
                     # OF                          # OF                             # OF
NAME               ACCOUNTS     TOTAL ASSETS     ACCOUNTS        TOTAL ASSETS     ACCOUNTS       TOTAL ASSETS
Paul Latronica        1       $  387 million        0           $      0             0          $      0

(a)  (2)  (iv)  Conflicts of Interest. If another account of the Portfolio
                Manager has investment objectives and policies that are similar to those of the Registrant, the Portfolio Manager will allocate orders pro-rata among the Registrant and such other accounts, or, if the Portfolio Manager deviates from this policy, the Portfolio Manager will allocate orders such that all accounts (including the Registrant) receive fair and equitable treatment.

(a) (3) Compensation Structure. The salary of the Portfolio Manager is fixed. The bonus of the Portfolio Manager is 100% discretionary. The bonus is determined by senior management at Advent Capital Management, LLC.

(a) (4) Securities ownership. The following table discloses the dollar range of equity securities of the Fund beneficially owned by Mr. Latronica as of October 31, 2008:

NAME OF PORTFOLIO MANAGER                   DOLLAR RANGE OF EQUITY SECURITIES
                                                         IN FUND
Paul Latronica                                         $1-$10,000

(b)  Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

None.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

The registrant has not made any material changes to the procedures by which shareholders may recommend nominees to the registrant's Board of Trustees.

ITEM 11. CONTROLS AND PROCEDURES.

(a) The registrant's principal executive officer and principal financial officer have evaluated the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) as of a date within 90 days of this filing and have concluded based on such evaluation, as required by Rule 30a-3(b) under the Investment Company Act of 1940, that the registrant's disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported within the time periods specified in the Securities and Exchange Commission's rules and forms.

(b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the registrant's second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

(a)  (1)  Code of Ethics for Chief Executive and Senior Financial Officers.

(a) (2) Certification of principal executive officer and principal financial officer pursuant to Rule 30a-2(a) of the Investment Company Act of 1940.

(b) Certification of principal executive officer and principal financial officer pursuant to Rule 30a-2(b) of the Investment Company Act of 1940 and Section 906 of the Sarbanes-Oxley Act of 2002.

(c)  Proxy Voting Policies and Procedures.

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Advent/Claymore Enhanced Growth & Income Fund

By:      /s/ Tracy V. Maitland
         -----------------------------------------------------------------------

Name:    Tracy V. Maitland

Title:   President and Chief Executive Officer

Date:    January 9, 2009

         Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:      /s/ Tracy V. Maitland
         -----------------------------------------------------------------------

Name:    Tracy V. Maitland

Title:   President and Chief Executive Officer

Date:    January 9, 2009


By:      /s/ Robert White
         -----------------------------------------------------------------------

Name:    Robert White

Title:   Treasurer and Chief Financial Officer

Date:    January 9, 2009